UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2012

Date of reporting period: April 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

April 30, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 5, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Fund”) for the annual reporting period ended April 30, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The Fund’s investment objective is high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Fund may also invest in U.S. government securities (other than U.S. government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed income securities. In making decisions about whether to buy or sell securities, the Fund will consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-protected securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions;

invest in zero coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in U.S. dollar-denominated fixed income securities issued by non-U.S. companies.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) U.S. Credit Bond Index, for the six- and 12-month periods ended April 30, 2012.

The Fund underperformed its benchmark for the six- and 12-month periods. For the 12-month period, the allocation to Treasuries detracted, as did the Fund’s overweight and security selection in the financial sectors (banks and insurance), which underperformed earlier in the year. An underweight to consumer non- cyclicals and overweight to telecom- munications holdings also detracted, as did security selection within the Fund’s capital goods and basic holdings. Yield curve positioning was a significant positive due to the Fund’s overweight in intermediate maturities, where yields fell most.

For the six-month period, an allocation to Treasuries detracted as credit outperformed. Within the Fund’s credit allocation, an underweight to supranationals and consumer non-cyclicals, as well as an overweight in banks, contributed positively as financials rallied. An underweight to sovereigns and local authorities detracted. Overall security selection detracted for the period. Security selection within

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

the Fund’s bank and telecommuni- cations holdings detracted, while selection within electric, energy and basic holdings was positive. Overall yield curve positioning was again positive, as an overweight in intermediate maturities helped performance.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Central banks worldwide continued to ease monetary policy or indicate that rates would remain low. In the U.S., the Federal Reserve announced that rates would be kept on hold until 2014.

After early bouts of investor risk aversion which drove Treasury yields lower, market sentiment improved in early 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the European Central Bank’s second long term refinancing operation further increased liquidity in the euro area banking system. Investors also agreed to restructure €172 billion worth of Greek bonds.

Against the backdrop of a low-rate environment, an improving economy and strong credit fundamentals, U.S. credit returned a strong 9.20% for the annual period, as measured by the benchmark. Corporate balance sheets in the U.S. remained in solid shape, with the ratio of liquid assets to short-term liabilities—a measure of the ability of businesses to meet their obligations—at the highest it has been in decades. Profitability remained solid. Of the 477 Standard & Poor’s 500 (“S&P 500”) companies who have reported first quarter 2012 earnings, 66% have reported earnings above expectations, 10% were in-line, and 24% were below the analyst mean. The estimated earnings growth for the S&P 500 for the second quarter 2012 currently stands at 7.7%.

Despite year-to-date spread tightening, spreads remain attractive and the dispersion of spreads among different issuers is still relatively high, creating attractive value opportunities within the sector. Furthermore, in the Corporate Income Shares Investment Team’s (the “Team’s”) view, technicals are strongly supportive; net issuance of nongovernment debt is forecasted to be around 30% lower than last year, and just a fraction of the amount seen in the peak of years 2006 and 2007. The Team believes relative scarcity of supply and a strong appetite for yield should continue to support the corporate market.

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC U.S. Credit Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC U.S. Credit Bond Index represents the performance of the U.S. credit securities within the U.S. fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares	3.62%	7.02%

BC U.S. Credit Bond Index	3.64%	9.20%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/11/06* TO 4/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Corporate Income Shares (from 12/11/06* to 4/30/12) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/11/2006.

See Benchmark and Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
NAV Returns

1 Year	7.02%
5 Years	7.75%
Since Inception*	7.38%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

1 Year	7.37%
5 Years	7.54%
Since Inception*	7.17%

The prospectus fee table shows the fees and the Total Fund Operating Expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 12/11/2006.

See Historical Performance disclosures on pages 3-4.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,036.20	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $46.8

*	All data are as of April 30, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The issuer classifications presented herein are based on the Barclays Capital Fixed Income Indices developed by Barclays Capital. The Portfolio components are divided either into duration, country, bond ratings or corporate sectors as classified by Barclays Capital. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 91.2%
Industrial – 45.3%
Basic – 4.0%
Air Products & Chemicals, Inc. 3.00%, 11/03/21	$40	$41,186
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	90	92,250
ArcelorMittal 6.125%, 6/01/18	113	119,097
Dow Chemical Co. (The) 4.125%, 11/15/21	80	83,388
7.375%, 11/01/29	95	124,959
Ecolab, Inc. 4.35%, 12/08/21	94	102,504
5.50%, 12/08/41	50	57,421
EI du Pont de Nemours & Co. 3.625%, 1/15/21	110	119,485
Georgia-Pacific LLC 5.40%, 11/01/20(a)	50	56,988
International Paper Co. 7.95%, 6/15/18	150	187,858
Lubrizol Corp. 8.875%, 2/01/19	95	130,063
Newmont Mining Corp. 3.50%, 3/15/22	150	149,189
Packaging Corp. of America 5.75%, 8/01/13	95	99,580
PPG Industries, Inc. 6.65%, 3/15/18	45	55,542
Praxair, Inc. 3.25%, 9/15/15	110	118,636
Teck Resources Ltd. 5.20%, 3/01/42	130	126,551
5.375%, 10/01/15	90	99,252
Vale Overseas Ltd. 6.25%, 1/11/16	100	113,166

		1,877,115

Capital Goods – 4.9%
BAE Systems PLC 4.75%, 10/11/21(a)	30	31,960
Boeing Co. (The) 5.875%, 2/15/40	90	114,943
Caterpillar, Inc. 3.90%, 5/27/21	140	155,271
7.375%, 3/01/97	280	387,784
CRH America, Inc. 5.30%, 10/15/13	130	136,555

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

General Dynamics Corp. 3.875%, 7/15/21	$50	$55,207
General Electric Co. 5.25%, 12/06/17	150	175,053
Goodrich Corp. 3.60%, 2/01/21	55	58,632
Honeywell International, Inc. Series 30 5.375%, 3/01/41	60	72,184
Ingersoll-Rand Global Holding Co., Ltd. 9.50%, 4/15/14	135	155,161
John Deere Capital Corp. 3.15%, 10/15/21	189	196,291
Lockheed Martin Corp. 3.35%, 9/15/21	160	164,473
Owens Corning 9.00%, 6/15/19	160	198,512
Raytheon Co. 4.70%, 12/15/41	120	127,802
Republic Services, Inc. 5.50%, 9/15/19	145	170,628
Textron Financial Corp. 5.40%, 4/28/13	95	98,288

		2,298,744

Communications - Media – 5.6%
CBS Corp. 3.375%, 3/01/22	126	124,026
7.875%, 7/30/30	85	112,068
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	110	160,628
Comcast Corp. 5.15%, 3/01/20	115	134,182
COX Communications, Inc. 5.875%, 12/01/16(a)	135	158,089
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14	155	167,913
5.00%, 3/01/21	110	120,290
Grupo Televisa SAB 6.00%, 5/15/18	100	116,677
NBCUniversal Media LLC 4.375%, 4/01/21	125	136,256
News America, Inc. 4.50%, 2/15/21	70	75,608
6.15%, 2/15/41	45	51,644
8.875%, 4/26/23	125	159,010
Omnicom Group, Inc. 6.25%, 7/15/19	115	136,617
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	75	96,401
TCI Communications, Inc. 7.875%, 2/15/26	150	198,534

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Cable, Inc. 4.00%, 9/01/21	$200	$207,650
4.125%, 2/15/21	100	105,189
5.875%, 11/15/40	30	33,094
6.55%, 5/01/37	39	45,416
6.75%, 7/01/18	125	152,591
WPP Finance UK 8.00%, 9/15/14	100	114,822

		2,606,705

Communications - Telecommunications – 5.9%
American Tower Corp. 7.25%, 5/15/19	100	117,640
Ameritech Capital Funding Corp. 6.55%, 1/15/28	130	147,474
AT&T, Inc. 3.875%, 8/15/21	230	247,450
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	395	479,344
British Telecommunications PLC 9.625%, 12/15/30	75	111,806
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, 11/15/18	55	75,732
Deutsche Telekom International Finance BV 3.125%, 4/11/16(a)	200	207,241
France Telecom SA 4.125%, 9/14/21	30	30,869
5.375%, 1/13/42	20	20,345
Qwest Corp. 6.75%, 12/01/21	130	146,449
Telecom Italia Capital SA 6.175%, 6/18/14	80	82,584
Telefonica Emisiones SAU 5.462%, 2/16/21	140	131,577
United States Cellular Corp. 6.70%, 12/15/33	25	24,887
Verizon Communications, Inc. 3.50%, 11/01/21	150	156,978
5.55%, 2/15/16	130	150,012
6.25%, 4/01/37	60	73,271
Verizon New York, Inc. Series B 7.375%, 4/01/32	290	356,933
Vodafone Group PLC 2.875%, 3/16/16	16	16,854
4.375%, 3/16/21	60	67,400
6.15%, 2/27/37	100	124,351

		2,769,197

Consumer Cyclical - Automotive – 0.4%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	60	65,302

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Johnson Controls, Inc. 5.50%, 1/15/16	$105	$118,920

		184,222

Consumer Cyclical - Entertainment – 1.5%
Time Warner, Inc. 4.70%, 1/15/21	60	66,520
4.75%, 3/29/21	150	167,335
6.25%, 3/29/41	130	151,178
Viacom, Inc. 6.25%, 4/30/16	125	146,379
Walt Disney Co. (The) 2.75%, 8/16/21	180	181,988

		713,400

Consumer Cyclical - Other – 0.2%
Marriott International, Inc./DE 3.00%, 3/01/19	101	100,410

Consumer Cyclical - Restaurants – 0.5%
McDonald’s Corp. 2.625%, 1/15/22	90	89,235
5.35%, 3/01/18	50	60,112
Yum! Brands, Inc. 3.875%, 11/01/20	60	63,795

		213,142

Consumer Cyclical - Retailers – 2.0%
AutoZone, Inc. 5.50%, 11/15/15	110	124,445
CVS Caremark Corp. 5.75%, 5/15/41	100	116,381
6.60%, 3/15/19	100	124,185
Home Depot, Inc. (The) 5.40%, 9/15/40	80	92,615
5.875%, 12/16/36	30	36,719
Kohl’s Corp. 4.00%, 11/01/21	50	52,709
6.25%, 12/15/17	85	102,290
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	53	54,565
Wal-Mart Stores, Inc. 4.25%, 4/15/21	140	156,030
5.625%, 4/15/41	80	97,623

		957,562

Consumer Non-Cyclical – 7.2%
Abbott Laboratories 4.125%, 5/27/20	185	208,782
Ahold Finance USA LLC 6.875%, 5/01/29	75	95,390
Altria Group, Inc. 4.75%, 5/05/21	130	143,145
9.25%, 8/06/19	65	88,693
9.70%, 11/10/18	75	101,838

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AstraZeneca PLC 6.45%, 9/15/37	$100	$131,526
Beam, Inc. 5.375%, 1/15/16	18	20,012
Bristol-Myers Squibb Co. 5.45%, 5/01/18	20	24,142
5.875%, 11/15/36	52	65,452
Coca-Cola Co. (The) 3.30%, 9/01/21	145	154,036
Colgate-Palmolive Co. 1.30%, 1/15/17	40	40,382
ConAgra Foods, Inc. 9.75%, 3/01/21	100	136,004
Express Scripts Holding Co./Old 3.50%, 11/15/16(a)	60	63,398
General Mills, Inc. 3.15%, 12/15/21	75	76,250
5.70%, 2/15/17	60	71,402
Gilead Sciences, Inc. 4.40%, 12/01/21	19	20,643
5.65%, 12/01/41	50	55,870
GlaxoSmithKline Capital, Inc. 6.375%, 5/15/38	88	116,955
Hershey Co. (The) 1.50%, 11/01/16	148	150,321
Kimberly-Clark Corp. 2.40%, 3/01/22	80	79,201
6.125%, 8/01/17	30	36,749
Kraft Foods, Inc. 5.375%, 2/10/20	150	175,710
6.50%, 2/09/40	100	125,756
McKesson Corp. 7.50%, 2/15/19	105	134,803
Merck & Co., Inc. 5.85%, 6/30/39	25	32,672
PepsiCo, Inc. 3.00%, 8/25/21	280	289,320
Pfizer, Inc. 6.20%, 3/15/19	140	176,369
7.20%, 3/15/39	85	125,670
Procter & Gamble Co. (The) 5.80%, 8/15/34	55	71,737
6.45%, 1/15/26	20	26,779
Reynolds American, Inc. 7.30%, 7/15/15	70	79,394
Roche Holdings, Inc. 7.00%, 3/01/39(a)	90	127,739
Whirlpool Corp. 8.60%, 5/01/14	10	11,229
Wyeth 6.00%, 2/15/36	100	127,628

		3,384,997

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 5.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16	$205	$237,010
Apache Corp. 5.625%, 1/15/17	135	159,968
Canadian Natural Resources Ltd. 6.25%, 3/15/38	70	87,373
ConocoPhillips 6.00%, 1/15/20	160	201,873
ConocoPhillips Holding Co. 6.95%, 4/15/29	116	157,844
Encana Corp. 4.75%, 10/15/13	130	136,494
Hess Corp. 5.60%, 2/15/41	40	43,451
7.875%, 10/01/29	64	85,953
Marathon Petroleum Corp. 3.50%, 3/01/16	10	10,489
5.125%, 3/01/21	17	18,857
Nabors Industries, Inc. 9.25%, 1/15/19	64	83,417
Nexen, Inc. 7.50%, 7/30/39	20	24,500
Noble Energy, Inc. 4.15%, 12/15/21	60	62,774
8.25%, 3/01/19	98	125,463
Noble Holding International Ltd. 4.90%, 8/01/20	90	98,244
Petro-Canada 6.05%, 5/15/18	245	294,780
Phillips 66 4.30%, 4/01/22(a)	125	129,878
Southwestern Energy Co. 4.10%, 3/15/22(a)	36	35,926
Talisman Energy, Inc. 7.75%, 6/01/19	40	49,681
Transocean, Inc. 6.50%, 11/15/20	90	103,358
Valero Energy Corp. 6.125%, 2/01/20	120	139,563
6.625%, 6/15/37	27	29,214
9.375%, 3/15/19	65	85,953
Weatherford International Ltd./Bermuda 9.625%, 3/01/19	90	119,059

		2,521,122

Services – 0.2%
Western Union Co. (The) 5.93%, 10/01/16	100	116,003

Technology – 5.6%
Agilent Technologies, Inc. 5.00%, 7/15/20	13	14,730

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Applied Materials, Inc. 5.85%, 6/15/41	$105	$123,315
Cisco Systems, Inc. 3.15%, 3/14/17	140	152,714
4.45%, 1/15/20	70	80,483
4.95%, 2/15/19	35	41,069
5.50%, 1/15/40	100	119,880
Dell, Inc. 5.65%, 4/15/18	130	152,814
Google, Inc. 2.125%, 5/19/16	100	104,688
Harris Corp. 5.00%, 10/01/15	90	98,460
Hewlett-Packard Co. 3.75%, 12/01/20	60	60,592
4.375%, 9/15/21	75	77,800
4.65%, 12/09/21	184	194,427
Intel Corp. 3.30%, 10/01/21	130	137,384
4.80%, 10/01/41	100	109,377
International Business Machines Corp. 2.90%, 11/01/21	280	289,534
8.375%, 11/01/19	85	120,039
Microsoft Corp. 4.20%, 6/01/19	70	80,991
5.30%, 2/08/41	60	74,335
Oracle Corp. 5.00%, 7/08/19	105	124,694
5.375%, 7/15/40	77	91,024
6.50%, 4/15/38	75	99,520
Xerox Corp. 5.65%, 5/15/13	130	135,700
6.40%, 3/15/16	105	120,790

		2,604,360

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	65	69,848

Transportation - Railroads – 1.1%
Canadian Pacific Railway Co. 7.25%, 5/15/19	80	98,475
CSX Corp. 4.40%, 3/01/43	130	125,336
4.75%, 5/30/42	50	50,164
Norfolk Southern Corp. 3.25%, 12/01/21	180	184,895
Union Pacific Corp. 4.00%, 2/01/21	40	43,553

		502,423

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Asciano Finance Ltd. 5.00%, 4/07/18(a)	$39	$40,598
FedEx Corp. 7.375%, 1/15/14	85	94,030
8.00%, 1/15/19	40	52,581
Ryder System, Inc. 5.85%, 11/01/16	28	32,079
United Parcel Service, Inc. 3.125%, 1/15/21	70	74,443

		293,731

		21,212,981

Financial Institutions – 35.5%
Banking – 23.1%
American Express Bank FSB 5.50%, 4/16/13	135	140,972
American Express Credit Corp. 2.80%, 9/19/16	225	233,167
Bank of America Corp. 5.00%, 5/13/21	270	268,736
5.70%, 1/24/22	140	146,968
5.875%, 2/07/42	95	93,884
Series 1 3.75%, 7/12/16	320	318,624
Bank of New York Mellon Corp. (The) 1.20%, 2/20/15	100	100,593
1.70%, 11/24/14	130	132,279
3.55%, 9/23/21	70	73,366
Barclays Bank PLC 5.125%, 1/08/20	235	247,475
BB&T Corp. 5.20%, 12/23/15	30	33,332
6.85%, 4/30/19	155	194,330
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	260	288,224
BNP Paribas SA 5.00%, 1/15/21	299	301,603
Capital One Financial Corp. 6.15%, 9/01/16	298	329,429
Citigroup, Inc. 4.45%, 1/10/17	210	219,367
4.50%, 1/14/22	120	122,109
4.875%, 5/07/15	170	175,799
5.00%, 9/15/14	155	160,295
5.375%, 8/09/20	200	214,883
6.125%, 8/25/36	115	113,783
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect 3.875%, 2/08/22	370	365,538

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Financial Corp. 6.25%, 5/15/16	$253	$262,353
Credit Suisse/New York NY 4.375%, 8/05/20	250	263,080
6.00%, 2/15/18	150	162,039
Fifth Third Bancorp 3.50%, 3/15/22	31	31,037
3.625%, 1/25/16	80	84,850
6.25%, 5/01/13	105	110,436
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16	150	150,802
5.25%, 7/27/21	70	70,837
5.75%, 1/24/22	190	198,397
6.00%, 6/15/20	445	476,046
6.125%, 2/15/33	147	148,643
HSBC Bank USA NA/New York NY 4.625%, 4/01/14	145	151,927
HSBC Holdings PLC 4.00%, 3/30/22	150	152,392
JPMorgan Chase & Co. 3.15%, 7/05/16	295	305,738
3.40%, 6/24/15	75	78,653
4.50%, 1/24/22	375	399,455
4.95%, 3/25/20	120	131,777
KeyCorp 3.75%, 8/13/15	150	159,375
Lloyds TSB Bank PLC 6.375%, 1/21/21	180	194,590
Morgan Stanley 3.80%, 4/29/16	190	185,795
4.75%, 3/22/17	50	49,909
5.50%, 7/24/20-7/28/21	610	598,368
PNC Funding Corp. 2.70%, 9/19/16	195	202,952
Royal Bank of Scotland PLC (The) 4.375%, 3/16/16	70	71,414
6.125%, 1/11/21	275	298,279
SouthTrust Corp. 5.80%, 6/15/14	145	156,322
State Street Corp. 5.375%, 4/30/17	95	110,843
SunTrust Banks, Inc. 3.60%, 4/15/16	165	171,503
UBS AG/Stamford CT 5.75%, 4/25/18	130	142,923
5.875%, 12/20/17	170	188,439
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	100	84,459
US Bancorp 1.375%, 9/13/13	125	126,359

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 3.676%, 6/15/16	$400	$429,137
4.60%, 4/01/21	160	175,747

		10,799,632

Brokerage – 0.3%
Charles Schwab Corp. (The) 4.95%, 6/01/14	50	54,113
Schwab Capital Trust I 7.50%, 11/15/37	95	98,951

		153,064

Finance – 2.7%
GE Capital Trust I 6.375%, 11/15/67	345	352,763
General Electric Capital Corp. 5.40%, 2/15/17	235	269,061
5.625%, 5/01/18	90	104,312
5.875%, 1/14/38	240	268,340
HSBC Finance Capital Trust IX 5.911%, 11/30/35	170	156,400
SLM Corp. 5.05%, 11/14/14	110	112,213

		1,263,089

Insurance – 6.7%
Aflac, Inc. 3.45%, 8/15/15	15	15,772
4.00%, 2/15/22	140	144,986
Allstate Corp. (The) 6.125%, 5/15/37	16	15,680
American International Group, Inc. 3.80%, 3/22/17	50	51,641
6.40%, 12/15/20	230	264,192
AON Corp. 3.125%, 5/27/16	65	67,246
Assurant, Inc. 5.625%, 2/15/14	70	73,461
Berkshire Hathaway Finance Corp. 5.40%, 5/15/18	165	195,077
Chubb Corp. (The) 5.75%, 5/15/18	140	171,203
CIGNA Corp. 7.875%, 5/15/27	65	82,941
Coventry Health Care, Inc. 6.30%, 8/15/14	95	104,043
Genworth Financial, Inc. 6.515%, 5/22/18	46	45,848
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	42	53,156
Hartford Financial Services Group, Inc. 5.125%, 4/15/22	100	101,004
5.50%, 3/30/20	100	104,657
6.10%, 10/01/41	45	43,746

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	$82	$104,890
Markel Corp. 7.125%, 9/30/19	90	104,034
Metlife Capital Trust IV 7.875%, 12/15/37(a)	150	166,875
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	80	102,277
OneBeacon US Holdings, Inc. 5.875%, 5/15/13	38	39,335
Prudential Financial, Inc. 5.15%, 1/15/13	130	133,955
Series B 4.50%, 7/15/13	195	202,827
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	90	106,132
UnitedHealth Group, Inc. 3.375%, 11/15/21	120	125,358
4.875%, 3/15/15	140	154,713
WellPoint, Inc. 5.875%, 6/15/17	20	23,526
7.00%, 2/15/19	210	264,801
XL Group PLC 6.25%, 5/15/27	75	80,264

		3,143,640

REITS – 2.7%
Duke Realty LP 6.75%, 3/15/20	55	65,058
ERP Operating LP 4.625%, 12/15/21	50	53,368
5.25%, 9/15/14	115	124,255
HCP, Inc. 5.65%, 12/15/13	105	111,251
Health Care REIT, Inc. 5.25%, 1/15/22	100	105,876
6.20%, 6/01/16	85	94,292
Kimco Realty Corp. 4.30%, 2/01/18	80	83,636
6.875%, 10/01/19	70	82,720
Realty Income Corp. 5.75%, 1/15/21	160	176,230
Regency Centers LP 5.875%, 6/15/17	110	124,275
Simon Property Group LP 3.375%, 3/15/22	120	119,996
Ventas Realty LP / Ventas Capital Corp. 4.25%, 3/01/22	129	127,814

		1,268,771

		16,628,196

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 10.3%
Electric – 6.1%
Carolina Power & Light Co. 5.30%, 1/15/19	$70	$83,616
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	114,677
6.65%, 4/01/19	40	50,577
Series 07-A 6.30%, 8/15/37	30	39,816
Constellation Energy Group, Inc. 4.55%, 6/15/15	90	96,990
Consumers Energy Co. Series D 5.375%, 4/15/13	105	109,722
Dominion Resources, Inc./VA Series 06-B 2.77%, 9/30/66(b)	235	210,119
DTE Energy Co. 6.35%, 6/01/16	130	150,593
Duke Energy Carolinas LLC 3.90%, 6/15/21	130	143,469
Duke Energy Corp. 3.55%, 9/15/21	100	104,335
Enersis SA/Cayman Island 7.40%, 12/01/16	70	83,209
FirstEnergy Corp. Series C 7.375%, 11/15/31	107	134,431
FirstEnergy Solutions Corp. 6.05%, 8/15/21	90	101,834
Integrys Energy Group, Inc. 6.11%, 12/01/66	120	120,450
MidAmerican Energy Holdings Co. 6.125%, 4/01/36	100	121,823
Nevada Power Co. 7.125%, 3/15/19	145	185,854
Nisource Finance Corp. 5.40%, 7/15/14	105	113,918
6.80%, 1/15/19	100	119,583
Oncor Electric Delivery Co. LLC 6.80%, 9/01/18	115	136,646
Pacific Gas & Electric Co. 4.50%, 12/15/41	50	51,164
5.625%, 11/30/17	195	234,038
PacifiCorp 6.00%, 1/15/39	70	89,986
Potomac Electric Power Co. 6.50%, 11/15/37	65	89,433
PSEG Power LLC 4.15%, 9/15/21	23	24,250

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

TECO Finance, Inc. 6.572%, 11/01/17	$70	$82,536
Virginia Electric and Power Co. 6.35%, 11/30/37	40	53,563

		2,846,632

Natural Gas – 4.2%
AGL Capital Corp. 5.25%, 8/15/19	105	120,460
CenterPoint Energy Resources Corp. 4.50%, 1/15/21	99	108,584
Colorado Interstate Gas Co. LLC 6.80%, 11/15/15	15	17,262
Enbridge Energy Partners LP 4.20%, 9/15/21	100	105,833
Energy Transfer Partners LP 4.65%, 6/01/21	70	72,435
6.125%, 2/15/17	120	133,806
Enterprise Products Operating LLC 4.05%, 2/15/22	100	105,666
5.25%, 1/31/20	150	170,766
EQT Corp. 8.125%, 6/01/19	80	95,719
Kinder Morgan Energy Partners LP 3.50%, 3/01/16	120	127,232
7.40%, 3/15/31	145	170,478
ONEOK Partners LP 3.25%, 2/01/16	190	200,559
Plains All American Pipeline LP/PAA Finance Corp. 5.00%, 2/01/21	130	144,625
8.75%, 5/01/19	25	32,980
Spectra Energy Capital LLC 6.20%, 4/15/18	71	83,502
8.00%, 10/01/19	70	90,113
Spectra Energy Partners LP 4.60%, 6/15/21	75	79,317
Williams Partners LP 5.25%, 3/15/20	115	129,192

		1,988,529

		4,835,161

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21	50	54,771

Total Corporates – Investment Grades (cost $40,946,225)		42,731,109

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 4.2%
United States – 4.2%
U.S. Treasury Bonds 3.75%, 8/15/41	$115	$129,842
4.625%, 2/15/40	345	449,416
5.375%, 2/15/31	830	1,159,147
U.S. Treasury Notes 0.125%, 12/31/13	230	229,524

Total Governments – Treasuries (cost $1,859,150)		1,967,929

GOVERNMENTS - SOVEREIGN BONDS – 1.5%
Brazil – 0.7%
Republic of Brazil 5.625%, 1/07/41	260	309,400

Colombia – 0.3%
Colombia Government International Bond 6.125%, 1/18/41	100	126,250

Italy – 0.2%
Republic of Italy 5.25%, 9/20/16	100	101,337
6.875%, 9/27/23	20	20,252

		121,589

Peru – 0.3%
Peruvian Government International Bond 6.55%, 3/14/37	100	131,000

Total Governments – Sovereign Bonds (cost $676,381)		688,239

CORPORATES - NON-INVESTMENT GRADES – 1.1%
Industrial – 0.8%
Basic – 0.4%
Commercial Metals Co. 7.35%, 8/15/18	80	83,400
Weyerhaeuser Co. 8.50%, 1/15/25	90	105,003

		188,403

Capital Goods – 0.2%
Mohawk Industries, Inc. 6.375%, 1/15/16	100	109,750

Consumer Non-Cyclical – 0.2%
Universal Health Services, Inc. 7.125%, 6/30/16	65	73,613

		371,766

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67	$105	$103,950

Financial Institutions – 0.1%
Finance – 0.1%
International Lease Finance Corp. 5.625%, 9/20/13	65	66,137

Total Corporates – Non-Investment Grades (cost $523,979)		541,853

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Mexico – 0.4%
Comision Federal de Electricidad 5.75%, 2/14/42(a) (cost $196,669)	200	203,000

SHORT-TERM INVESTMENTS – 0.4%
Time Deposit – 0.4%
State Street Time Deposit 0.01%, 5/01/12 (cost $170,465)	170	170,465

Total Investments – 98.8% (cost $44,372,869)		46,302,595
Other assets less liabilities – 1.2%		545,612

Net Assets – 100.0%		$46,848,207

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $1,526,886 or 3.3% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2012.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012

Assets
Investments in securities, at value (cost $44,372,869)	$46,302,595
Cash	2,566
Interest receivable	565,500
Receivable for investment securities sold	15,356
Receivable for shares of beneficial interest sold	11,999

Total assets	46,898,016

Liabilities
Dividends payable	41,931
Payable for shares of beneficial interest redeemed	7,878

Total liabilities	49,809

Net Assets	$46,848,207

Composition of Net Assets
Shares of beneficial interest, at par	$43
Additional paid-in capital	47,921,957
Undistributed net investment income	74,924
Accumulated net realized loss on investment transactions	(3,078,443)
Net unrealized appreciation on investments	1,929,726

$46,848,207

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 4,326,920 common shares outstanding)	$10.83

See notes to financial statements.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2012

Investment Income
Interest	$1,512,568

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions	573,462
Net change in unrealized appreciation/depreciation of investments	316,495

Net gain on investment transactions	889,957

Net Increase in Net Assets from Operations	$2,402,525

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2012	Year Ended April 30, 2011
Increase in Net Assets from Operations
Net investment income	$1,512,568	$1,634,477
Net realized gain on investment transactions	573,462	544,041
Net change in unrealized appreciation/depreciation of investments	316,495	335,843

Net increase in net assets from operations	2,402,525	2,514,361
Dividends to Shareholders from
Net investment income	(1,512,562)	(1,634,477)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	16,438,518	(5,401,097)

Total increase (decrease)	17,328,481	(4,521,213)
Net Assets
Beginning of period	29,519,726	34,040,939

End of period (including undistributed net investment income of $74,924 and $74,130, respectively)	$46,848,207	$29,519,726

See notes to financial statements.

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offers four separate portfolios: AllianceBernstein Corporate Income Shares (the “Portfolio”), AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Corporate Income Shares. Prior to the commencement of investment operations on December 11, 2006, the Portfolio had no operations other than the sale to the AllianceBernstein L.P. (the “Adviser”) of 10,000 Portfolio shares for $10 each for the aggregate amount of $100,000 on May 17, 2006.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by the Adviser. The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$42,731,109		$	– 0	–	$42,731,109
Governments – Treasuries		– 0	–	1,967,929			– 0	–	1,967,929
Governments – Sovereign Bonds		– 0	–	688,239			– 0	–	688,239
Corporates – Non-Investment Grades		– 0	–	541,853			– 0	–	541,853
Quasi-Sovereigns		– 0	–	203,000			– 0	–	203,000
Short-Term Investments		– 0	–	170,465			– 0	–	170,465

Total Investments in Securities		– 0	–	46,302,595			– 0	–	46,302,595
Other Financial Instruments*		– 0	–	– 0	–		– 0	–	– 0	–

Total	$	– 0	–	$46,302,595		$	– 0	–	$46,302,595

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$29,810,760	$13,421,090
U.S. government securities	18,361,600	17,155,130

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$44,379,386

Gross unrealized appreciation	$2,065,635
Gross unrealized depreciation	(142,426)

Net unrealized appreciation	$1,923,209

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2012	Year Ended April 30, 2011

Shares sold	2,516,409	210,476	$26,905,353	$2,195,110

Shares redeemed	(977,114)	(727,554)	(10,466,835)	(7,596,207)

Net increase (decrease)	1,539,295	(517,078)	$16,438,518	$(5,401,097)

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Notes to Financial Statements

has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,512,562	$1,634,477

Total taxable distributions	1,512,562	1,634,477

Total distributions paid	$1,512,562	$1,634,477

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$116,855
Accumulated capital and other losses	(3,071,926	)(a)
Unrealized appreciation/(depreciation)	1,923,209	(b)

Total accumulated earnings/(deficit)	$(1,031,862	)(c)

(a)

On April 30, 2012, the Portfolio had a net capital loss carryforward of $3,051,287. During the fiscal year, the Portfolio utilized $596,441 of capital loss carryforwards to offset current year net realized gains. At April 30, 2012, the Portfolio had a post-October short-term capital loss deferral of $20,639, which is deemed to arise on May 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of April 30, 2012, the Portfolio had a net capital loss carryforward of $3,051,287 which will expire as follows:

Short-term Amount	Long-term Amount	Expiration
$1,650,514	n/a	2017
1,400,773	n/a	2018

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to a reclassification of consent fees resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.59	$ 10.30	$ 8.25	$ 9.56	$ 9.89

Income From Investment Operations
Net investment income(a)	.46	.54	.59	.57	.56
Net realized and unrealized gain (loss) on investment transactions	.27	.29	2.05	(1.31)	(.33)

Net increase (decrease) in net asset value from operations	.73	.83	2.64	(.74)	.23

Less: Dividends
Dividends from net investment income	(.49)	(.54)	(.59)	(.57)	(.56)

Net asset value, end of period	$ 10.83	$ 10.59	$ 10.30	$ 8.25	$ 9.56

Total Return
Total investment return based on net asset value(b)	7.02%	8.28%	32.72%	(7.76)%	2.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,848	$29,520	$34,041	$56,994	$86,830
Ratio to average net assets of:
Net investment income	4.42%	5.20%	6.22%	6.56%	5.73%
Portfolio turnover rate	91%	33%	21%	26%	58%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Corporate Income Shares:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Corporate Income Shares (one of the series constituting AllianceBernstein Corporate Shares) (the “Fund”), including the portfolio of investments, as of April 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended April 30, 2010 were audited by other auditors whose report dated June 23, 2010 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Corporate Income Shares of AllianceBernstein Corporate Shares at April 30, 2012, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2012

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2012. For foreign shareholders, 89.94% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

2012 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President	Joel J. McKoan(2), Vice President Ashish C. Shah(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan, Joel J. McKoan, and Ashish C. Shah are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., ##, + 79 (2004)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, ## 70 (2004)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, ## 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005, and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi- conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, ## 60 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., ## 70 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc., (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, ## 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

Trustees and Officers Information

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 46	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2007.

Joel J. McKoan 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2007.

Ashish C. Shah 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since May 2010. Previously, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital from September 2008 until May 2010. Prior thereto, he served as the Head of Credit Strategy at Lehman Brothers, heading the Structured Credit/CDO and Credit Strategy groups since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS,** with which she has been associated since prior to 2007.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Corporate Income Shares (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Portfolio or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2009 was not unreasonable and noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2010.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Capital U.S. Credit Index (the “Index”), in each case for the 1- and 3-year periods ended July 31, 2011, and (in the case of comparisons with the Index) the since inception period (December 2006 inception). The trustees noted that, on a gross return basis, the Portfolio was in the 1st quintile of the Performance Universe for the 1- and 3-year periods. The Portfolio outperformed the Index in the 1- and 3-year and the since inception periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

46	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant fee information from the Adviser’s Form ADV. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Trustees on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.”

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2011 are set forth below:

Portfolio	9/30/11 Net Assets ($MM)
Corporate Income Shares	$28.3

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Corporate Income Shares.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	49

2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

50	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,8 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which decreased in 2010 relative to 2009, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, which is classified by Lipper as “A-rated Corporate Debt”, two U.S. Mortgage funds, two General Bond funds, two Global Income funds and one TIPS fund.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	51

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,9 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk

9	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $402 billion as of September 30, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below, prepared by Lipper, shows the 1 and 3 year gross performance returns of the Portfolio relative to its Lipper Performance Universe (“PU”)13 for the period ended July 31, 2011:

	Portfolio Return (%)	PU Median (%)	PU Rank
Corporate Income Shares
1 Year	8.32	6.36	2/14
3 Year	11.73	8.32	1/13

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	53

Set forth below are the 1 and 3 year and since inception net performance returns of the Portfolio (in bold)14 versus its benchmark.15 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.16

	Periods Ending July 31, 2011 Annualized Net Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Corporate Income Shares	8.33	11.73	7.64	9.19	1.21	3
Barclays Capital U.S. Credit Index	6.70	9.30	6.63	8.05	1.08	3
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

14	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2011.

16	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0412

ANNUAL REPORT

AllianceBernstein

Taxable Multi-Sector Income Shares

April 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 8, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Taxable Multi- Sector Income Shares (the “Fund”) for the annual reporting period ended April 30, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objectives and Policies

The Fund’s investment objective is to generate income and price appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and U.S. and non-U.S. government securities. The Fund may invest up to 50% of its assets in below investment grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts, and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Currencies can have a dramatic effect on returns of non-U.S. dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	1

rates of the securities under consideration and of the Fund’s other holdings.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) U.S. Aggregate ex-Government Bond Index, for the six- and 12-month periods ended April 30, 2012.

The Fund outperformed its benchmark for the six-month period as an overweight to commercial mortgage-backed securities (“CMBS”) and an underweight to agency mortgage pass-throughs (“MBS”) contributed positively. Security selection within the Fund’s CMBS and MBS holdings, as well as in bank and energy industries, also contributed positively. The Fund’s allocation to both Treasuries and cash holdings detracted. Overall yield curve positioning was positive, helped by an overweight to intermediate maturity bonds.

The Fund underperformed its benchmark for the 12-month period, as both sector allocation and security selection detracted, resulting from markets being impacted by risk aversion earlier during the period. An overweight to investment grade corporates and CMBS, as well as exposure to high yield corporates and Treasuries, detracted. An underweight to MBS also detracted, however security selection in MBS was positive; security selection in the Fund’s CMBS and corporate holdings detracted. Yield curve positioning, specifically an underweight in the long end of the curve, detracted for the period.

Market Review and Investment Strategy

Volatility continued throughout the 12-month period, as global markets remained highly correlated with ongoing European debt sentiment and perceptions of the overall health of the global economy. Central banks worldwide continued to ease monetary policy or indicate that rates would remain low. In the U.S., the Federal Reserve announced that rates would be kept on hold until 2014.

After early bouts of investor risk aversion which drove Treasury yields lower, market sentiment improved in early 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the European Central Bank’s second long term refinancing operation further increased liquidity in the euro area banking system. Investors also agreed to restructure €172 billion worth of Greek bonds.

Against the backdrop of a low-rate environment, improving economy and strong credit fundamentals, U.S. corporates returned a strong 9.11% for the annual period, as measured within the benchmark. Corporate balance sheets in the U.S. remained in solid shape, with the ratio of liquid assets to short-term liabilities—a measure of the ability of businesses to meet their

2	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

obligations—at the highest it has been in decades. Profitability remained solid. Of the 477 Standard & Poor’s 500 (“S&P 500”) companies who reported first quarter 2012 earnings, 66% reported earnings above expectations, 10% were in-line, and 24% were below the analyst mean. The estimated earnings growth for the S&P 500 for the second quarter 2012 currently stands at 7.7%. High yield corporates lagged investment-grade corporates, as risk aversion earlier in the year dampened performance. CMBS returns were also solid, benefiting from a stabilization of property fundamentals and investor appetite for yield. Treasuries provided strong returns, benefiting from their status as a safe haven during bouts of risk aversion earlier in the period.

Despite year-to-date spread tightening, corporate spreads remain attractive in the Global Fixed Income Investment Team and the Global Credit Investment Teams’ (collectively, the “Teams”) view, and the dispersion of spreads among different issuers is still relatively high, creating attractive value opportunities within the sector. The Teams believe technicals in the corporate market are strongly supportive; net issuance of nongovernment debt is forecasted to be around 30% lower than last year, and just a fraction of the amount seen in the peak of years 2006 and 2007; as well, the relative scarcity of supply and a strong appetite for yield should support corporates. At the end of the period, the Fund was overweight corporates with an allocation to Treasuries and cash to offset higher-beta corporates. The Fund remained overweight CMBS and underweight agency mortgages.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC U.S. Aggregate ex-Government Bond Index does not reflect fees and expenses associated with the active management of a fund. The BC U.S. Aggregate ex-Government Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Taxable Multi-Sector Income Shares	3.20%	4.05%

BC U.S. Aggregate ex-Government Bond Index	2.90%	7.17%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/15/10* TO 4/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Taxable Multi-Sector Income Shares (from 9/15/10* to 04/30/12) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

* Inception date: 9/15/2010.

See Benchmark and Historical Performance disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
NAV Returns

1 Year	4.05%
Since Inception*	4.56%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

1 Year	4.68%
Since Inception*	3.97%

The Fund’s current prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/15/2010.

See Historical Performance disclosures on page 4-5.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,032.00	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0	–	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $10.2

*	All data are as of April 30, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 47.6%
Industrial – 23.7%
Basic – 3.2%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	$15	$15,375
ArcelorMittal 6.125%, 6/01/18	16	16,863
ArcelorMittal USA LLC 6.50%, 4/15/14	10	10,705
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	35	42,268
Dow Chemical Co. (The) 4.25%, 11/15/20	40	42,454
8.55%, 5/15/19	12	15,912
International Paper Co. 4.75%, 2/15/22	20	21,351
7.95%, 6/15/18	30	37,572
Packaging Corp. of America 5.75%, 8/01/13	15	15,723
PPG Industries, Inc. 5.75%, 3/15/13	18	18,785
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	45	55,682
Teck Resources Ltd. 4.75%, 1/15/22	26	27,954

		320,644

Capital Goods – 1.4%
General Electric Co. 5.25%, 12/06/17	55	64,186
Owens Corning 6.50%, 12/01/16	30	33,559
Republic Services, Inc. 5.25%, 11/15/21	15	17,462
5.50%, 9/15/19	25	29,419

		144,626

Communications - Media – 3.5%
CBS Corp. 5.75%, 4/15/20	35	40,654
8.875%, 5/15/19	25	33,322
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	25	36,506
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22(a)	70	69,868
4.75%, 10/01/14	15	16,250
News America, Inc. 9.25%, 2/01/13	25	26,474

10	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Omnicom Group, Inc. 3.625%, 5/01/22	$25	$25,020
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	20	25,707
Time Warner Cable, Inc. 7.50%, 4/01/14	20	22,381
Time Warner Entertainment Co. LP 8.375%, 3/15/23	45	60,900

		357,082

Communications - Telecommunications – 2.1%
American Tower Corp. 5.05%, 9/01/20	35	37,033
AT&T Corp. 8.00%, 11/15/31	10	14,336
AT&T, Inc. 4.45%, 5/15/21	19	21,317
5.35%, 9/01/40	18	19,674
Telecom Italia Capital SA 6.175%, 6/18/14	35	36,131
7.175%, 6/18/19	20	20,950
Telefonica Emisiones SAU 5.462%, 2/16/21	15	14,098
United States Cellular Corp. 6.70%, 12/15/33	25	24,887
Verizon Communications, Inc. 7.35%, 4/01/39	20	27,435

		215,861

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	30	32,651

Consumer Cyclical - Entertainment – 1.4%
Time Warner, Inc. 4.70%, 1/15/21	45	49,891
Turner Broadcasting System, Inc. 8.375%, 7/01/13	45	48,693
Viacom, Inc. 5.625%, 9/15/19	40	47,080

		145,664

Consumer Cyclical - Other – 0.5%
Marriott International, Inc./DE Series J 5.625%, 2/15/13	45	46,597

Consumer Cyclical - Retailers – 0.7%
CVS Caremark Corp. 6.60%, 3/15/19	20	24,837
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	45	46,329

		71,166

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.8%
Ahold Finance USA LLC 6.875%, 5/01/29	$45	$57,234
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	40	43,078
5.875%, 5/15/13	30	31,230
Delhaize Group SA 5.875%, 2/01/14	10	10,659
Diageo Capital PLC 7.375%, 1/15/14	35	38,920

		181,121

Energy – 5.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16	50	57,807
6.45%, 9/15/36	10	11,856
Canadian Natural Resources Ltd. 5.15%, 2/01/13	15	15,502
Encana Corp. 3.90%, 11/15/21	75	73,854
Marathon Petroleum Corp. 3.50%, 3/01/16	4	4,196
5.125%, 3/01/21	50	55,461
Nabors Industries, Inc. 9.25%, 1/15/19	38	49,529
Noble Energy, Inc. 8.25%, 3/01/19	45	57,611
Noble Holding International Ltd. 4.90%, 8/01/20	70	76,412
Phillips 66 4.30%, 4/01/22(a)	70	72,732
Southwestern Energy Co. 4.10%, 3/15/22(a)	20	19,959
Valero Energy Corp. 6.125%, 2/01/20	38	44,195
Weatherford International Ltd./Bermuda 9.625%, 3/01/19	30	39,686

		578,800

Technology – 1.1%
Agilent Technologies, Inc. 5.00%, 7/15/20	5	5,666
Hewlett-Packard Co. 4.65%, 12/09/21	29	30,643
Intel Corp. 4.80%, 10/01/41	15	16,407
Xerox Corp. 2.95%, 3/15/17	7	7,146
8.25%, 5/15/14	45	50,792

		110,654

12	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.4%
Southwest Airlines Co. 5.25%, 10/01/14	$20	$21,492
5.75%, 12/15/16	15	16,689

		38,181

Transportation - Railroads – 0.4%
Canadian Pacific Railway Co. 6.50%, 5/15/18	10	11,885
CSX Corp. 4.75%, 5/30/42	25	25,082

		36,967

Transportation - Services – 1.2%
Asciano Finance Ltd. 3.125%, 9/23/15(a)	70	69,925
Con-way, Inc. 6.70%, 5/01/34	22	21,532
Ryder System, Inc. 5.85%, 11/01/16	15	17,185
7.20%, 9/01/15	15	17,300

		125,942

		2,405,956

Financial Institutions – 18.3%
Banking – 12.1%
American Express Co. 8.125%, 5/20/19	45	59,601
Bank of America Corp. 5.70%, 1/24/22	20	20,995
5.875%, 2/07/42	18	17,789
7.375%, 5/15/14	25	27,094
Series L 5.65%, 5/01/18	45	47,593
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	70	77,599
5.70%, 11/15/14	30	33,032
Citigroup, Inc. 4.50%, 1/14/22	60	61,055
4.75%, 5/19/15	15	15,759
5.50%, 4/11/13	30	31,041
6.50%, 8/19/13	55	57,991
Compass Bank 5.50%, 4/01/20	75	71,910
Countrywide Financial Corp. 6.25%, 5/15/16	20	20,739
Fifth Third Bancorp 3.50%, 3/15/22	9	9,011

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21	$8	$8,096
6.00%, 6/15/20	75	80,233
7.50%, 2/15/19	35	40,490
HSBC Holdings PLC 4.00%, 3/30/22	70	71,116
5.10%, 4/05/21	30	33,034
JPMorgan Chase & Co. 4.50%, 1/24/22	60	63,913
Lloyds TSB Bank PLC 4.20%, 3/28/17	65	65,945
Macquarie Bank Ltd. 5.00%, 2/22/17(a)	10	10,168
Macquarie Group Ltd. 4.875%, 8/10/17(a)	35	35,288
Morgan Stanley 5.50%, 7/28/21	79	77,233
National Capital Trust II 5.486%, 3/23/15(a)	10	9,397
Nationwide Building Society 6.25%, 2/25/20(a)	100	106,269
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21	25	27,116
Wachovia Corp. 5.50%, 5/01/13	50	52,332

		1,231,839

Finance – 0.7%
General Electric Capital Corp. 4.65%, 10/17/21	28	30,444
SLM Corp. Series A 5.375%, 5/15/14	40	41,402

		71,846

Insurance – 3.7%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	10	11,551
Allstate Corp. (The) 6.125%, 5/15/37	29	28,420
American International Group, Inc. 3.80%, 3/22/17	25	25,820
Coventry Health Care, Inc. 5.95%, 3/15/17	30	34,328
6.30%, 8/15/14	25	27,380
Genworth Financial, Inc. 6.515%, 5/22/18	13	12,957
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	10	10,373
5.50%, 3/30/20	38	39,770

14	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.30%, 8/01/18	$20	$23,285
7.20%, 6/15/18	10	12,075
Lincoln National Corp. 8.75%, 7/01/19	10	12,792
Markel Corp. 7.125%, 9/30/19	25	28,898
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	10	14,520
MetLife, Inc. 7.717%, 2/15/19	10	12,689
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	40	51,138
XL Group PLC 5.25%, 9/15/14	25	26,503

		372,499

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15	28	29,422

REITS – 1.5%
HCP, Inc. 5.375%, 2/01/21	29	31,950
Health Care REIT, Inc. 5.25%, 1/15/22	70	74,113
Simon Property Group LP 4.375%, 3/01/21	45	48,838

		154,901

		1,860,507

Utility – 5.1%
Electric – 2.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	40	44,078
FirstEnergy Corp. Series C 7.375%, 11/15/31	25	31,409
MidAmerican Energy Holdings Co. 6.125%, 4/01/36	35	42,638
Nisource Finance Corp. 6.80%, 1/15/19	50	59,792
Pacific Gas & Electric Co. 4.50%, 12/15/41	10	10,233
TECO Finance, Inc. 4.00%, 3/15/16	10	10,697
5.15%, 3/15/20	10	11,335
Wisconsin Energy Corp. 6.25%, 5/15/67	20	20,651

		230,833

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Natural Gas – 2.9%
DCP Midstream LLC 5.35%, 3/15/20(a)	$10	$11,157
Energy Transfer Partners LP 7.50%, 7/01/38	30	34,248
Enterprise Products Operating LLC 5.20%, 9/01/20	25	28,599
EQT Corp. 8.125%, 6/01/19	25	29,912
Kinder Morgan Energy Partners LP 3.95%, 9/01/22	64	64,451
4.15%, 3/01/22	17	17,392
ONEOK, Inc. 4.25%, 2/01/22	25	25,980
TransCanada PipeLines Ltd. 6.35%, 5/15/67	40	41,756
Williams Partners LP 5.25%, 3/15/20	35	39,320

		292,815

		523,648

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20	45	50,227

Total Corporates - Investment Grades (cost $4,712,690)		4,840,338

GOVERNMENTS - TREASURIES – 17.7%
United States – 17.7%
U.S. Treasury Bonds 4.625%, 2/15/40	250	325,664
5.375%, 2/15/31	105	146,639
U.S. Treasury Notes 0.875%, 11/30/16	45	45,310
1.00%, 8/31/16	715	725,054
2.625%, 4/30/16-11/15/20	515	555,029

Total Governments - Treasuries (cost $1,777,022)		1,797,696

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.8%
Non-Agency Fixed Rate CMBS – 10.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47	250	278,156

16	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	$220	$246,871
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39	80	88,527
GS Mortgage Securities Corp. II Series 2006-GG6, Class A4 5.553%, 4/10/38	215	239,535
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49	220	241,450

Total Commercial Mortgage-Backed Securities (cost $1,041,841)		1,094,539

MORTGAGE PASS-THROUGHS – 8.8%
Agency Fixed Rate 30-Year – 6.7%
Federal National Mortgage Association 4.00%, 12/01/41	646	684,667

Agency Fixed Rate 15-Year – 2.1%
Federal National Mortgage Association 4.50%, TBA	40	42,950
4.50%, 6/01/26	161	172,668

		215,618

Total Mortgage Pass-Throughs (cost $892,613)		900,285

QUASI-SOVEREIGNS – 2.4%
Quasi-Sovereign Bonds – 2.4%
Malaysia – 1.1%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	100	113,658

Russia – 1.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)	115	130,094

Total Quasi-Sovereigns (cost $236,621)		243,752

GOVERNMENTS - SOVEREIGN BONDS – 1.1%
Poland – 0.6%
Poland Government International Bond 3.875%, 7/16/15	55	57,887

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Russia – 0.5%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(a)	$44	$53,130

Total Governments - Sovereign Bonds (cost $108,930)		111,017

SHORT-TERM INVESTMENTS – 11.0%
Time Deposit – 11.0%
State Street Time Deposit 0.01%, 5/01/12 (cost $1,123,276)	1,123	1,123,276

Total Investments – 99.4% (cost $9,892,993)		10,110,903
Other assets less liabilities – 0.6%		62,711

Net Assets – 100.0%		$10,173,614

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $844,032 or 8.3% of net assets.

Glossary:

CMBS – Commercial Mortgage-Backed Securities

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

18	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012

Assets
Investments in securities, at value (cost $9,892,993)	$10,110,903
Interest receivable	92,100
Receivable for investment securities sold	20,648

Total assets	10,223,651

Liabilities
Payable for investment securities purchased	42,855
Dividends payable	7,182

Total liabilities	50,037

Net Assets	$10,173,614

Composition of Net Assets
Shares of beneficial interest, at par	$10
Additional paid-in capital	9,999,585
Undistributed net investment income	600
Accumulated net realized loss on investment transactions	(44,491)
Net unrealized appreciation on investments	217,910

$10,173,614

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 1,000,000 common shares outstanding)	$10.17

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2012

Investment Income
Interest	$319,241

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions	(19,310)
Net change in unrealized appreciation/depreciation of investments	109,098

Net gain on investment transactions	89,788

Net Increase in Net Assets from Operations	$409,029

See notes to financial statements.

20	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2012	September 15, 2010(a) to April 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$319,241	$236,262
Net realized loss on investment transactions	(19,310)	(22,092)
Net change in unrealized appreciation/depreciation of investments	109,098	108,812

Net increase in net assets from operations	409,029	322,982
Dividends to Shareholders from
Net investment income	(321,730)	(236,262)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(37,405)	10,037,000

Total increase	49,894	10,123,720
Net Assets
Beginning of period	10,123,720	– 0	–

End of period (including undistributed net investment income of $600 and $600, respectively)	$10,173,614	$10,123,720

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”), and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Taxable Multi-Sector Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from

22	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	23

Notes to Financial Statements

independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$4,840,338		$	– 0	–	$4,840,338
Governments – Treasuries		– 0	–	1,797,696			– 0	–	1,797,696
Commercial Mortgage-Backed Securities		– 0	–	613,554			480,985		1,094,539
Mortgage Pass-Throughs		– 0	–	900,285			– 0	–	900,285
Quasi-Sovereigns		– 0	–	243,752			– 0	–	243,752
Governments – Sovereign Bonds		– 0	–	111,017			– 0	–	111,017
Short-Term Investments		– 0	–	1,123,276			– 0	–	1,123,276

Total Investments in Securities		– 0	–	9,629,918			480,985		10,110,903
Other Financial Instruments*		– 0	–	– 0	–		– 0	–	– 0	–

Total	$	– 0	–	$9,629,918			$480,985		$10,110,903

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

24	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

	Corporates - Investment Grades			Commercial Mortgage- Backed Securities		Total
Balance as of 4/30/11		$19,125		$1,195,035		$1,214,160
Accrued discounts/(premiums)		– 0	–	(1,361)		(1,361)
Realized gain (loss)		– 0	–	5,983		5,983
Change in unrealized appreciation/depreciation		– 0	–	(17,743)		(17,743)
Purchases		– 0	–	– 0	–	– 0	–
Sales		– 0	–	(700,929)		(700,929)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(19,125)		– 0	–	(19,125)

Balance as of 4/30/12	$	– 0	–	$480,985		$480,985

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$	– 0	–	$7,847		$7,847

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	25

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,628,033	$4,563,872
U.S. government securities	11,903,568	9,211,487

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$9,892,993

Gross unrealized appreciation	$235,983
Gross unrealized depreciation	(18,073)

Net unrealized appreciation	$217,910

26	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares				Amount
	Year Ended April 30, 2012		September 15, 2010(a) to April 30, 2011		Year Ended April 30, 2012			September 15, 2010(a) to April 30, 2011

Class A
Shares sold	– 0	–	1,003,704		$	– 0	–	$10,037,000

Shares redeemed	(3,704)		– 0	–		(37,405)		– 0	–

Net increase (decrease)	(3,704)		1,003,704			$(37,405)		$10,037,000

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$321,730	$236,262

Total taxable distributions	321,730	236,262

Total distributions paid	$321,730	$236,262

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	27

Notes to Financial Statements

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,782
Accumulated capital and other losses	(44,491	)(a)
Unrealized appreciation/(depreciation)	217,910

Total accumulated earnings/(deficit)	$181,201	(b)

(a)

On April 30, 2012, the Portfolio had a net capital loss carryforward of $21,872. At April 30, 2012, the Portfolio had a post-October short-term capital loss deferral of $5,583 and a post-October long-term capital loss deferral of $17,036, which are deemed to arise on May 1, 2012.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of April 30, 2012, the Portfolio had a net capital loss carryforward of $21,872 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 610	n/a	2019
9,257	$ 12,005	No expiration

During the current fiscal year, permanent differences primarily due to a reclassification of paydown gain/loss resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

28	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Notes to Financial Statements

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30, 2012	September 15, 2010(a) to April 30, 2011

Net asset value, beginning of period	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)	.32	.24
Net realized and unrealized gain on investment transactions	.08	.09

Net increase in net asset value from operations	.40	.33

Less: Dividends
Dividends from net investment income	(.32)	(.24)

Net asset value, end of period	$ 10.17	$ 10.09

Total Return
Total investment return based on net asset value(c)	4.05%	3.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,174	$10,124
Ratio to average net assets of:
Net investment income	3.17%	3.79	%(d)
Portfolio turnover rate	156%	10%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Taxable Multi-Sector Income Shares:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Taxable Multi-Sector Incomes Shares (one of the portfolios constituting AllianceBernstein Corporate Shares) (the “Fund”), including the portfolio of investments, as of April 30, 2012, and the related statements of operations, statement of changes in net assets, and the financial highlights for the year then ended and for the period September 15, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Taxable Multi-Sector Income Shares of AllianceBernstein Corporate Shares at April 30, 2012, and the results of its operations, changes in its net assets and the financial highlights for the year then ended and for the period September 15, 2010 (commencement of operations) through April 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2012

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	31

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2012. For foreign shareholders, 80.71% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

32	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles(2), Senior Vice President Paul J. DeNoon(2), Vice President Scott A. DiMaggio(2), Vice President	Shawn E. Keegan(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. Paul J. DeNoon, Scott A. DiMaggio, Shawn E. Keegan, Douglas J. Peebles, and Greg J. Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	33

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., ##, + 79 (2010)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

34	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, ## 70 (2010)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, ## 68 (2010)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	35

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 76 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, ## 64 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

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Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 60 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	37

Trustees and Officers Information

NAME, ADDRESS*, AGE, AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., ## 70 (2010)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates), since prior to 2007

Earl D. Weiner, ## 72 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

38	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	39

Trustees and Officers Information

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Douglas J. Peebles 46	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Paul J. DeNoon 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Scott A. DiMaggio 40	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2007.

Shawn E. Keegan 40	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2007.

Greg J. Wilensky 45	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

40	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	41

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Portfolio or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with the Portfolio (September 2010 inception) was not profitable to it in 2010.

42	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Capital U.S. Aggregate Index (ex Government) (the “Index”), in each case for the since inception period (September 2010 inception). The trustees noted that the Portfolio was in the 2nd quintile of the Performance Universe and that it outperformed the Index. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	43

The trustees also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The trustees recognized that this information was of limited utility in light of the Portfolio’s unusual fee arrangement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those in the schedules reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

44	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Taxable Multi-Sector Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Trustees on November 1-3, 2011.
2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	45

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2011 are set forth below:

Portfolio	9/30/11 Net Assets ($MM)
Taxable Multi-Sector Income Shares	$ 9.9

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Corporate Income Shares.

46	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets.6

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	47

Portfolio	Net Assets 9/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	$9.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum acct size: $150million	0.500%	0.000%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.000%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Portfolio.7 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on

September 30, 2011 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Taxable Multi-Sector Income Shares	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.000%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment companies for similar services by other investment advisers.8,9 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,10 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, three other General Bond Funds, two BBB-rated corporate debt funds, one Multi-sector Income fund, one short-intermediate investment-grade fund, two U.S. Mortgage funds, one TIPS fund and two Global Income funds.

10	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	49

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2010, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli12 study on advisory fees

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

50	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $402 billion as of September 30, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below, prepared by Lipper, shows the since inception gross performance returns of the Portfolio15 relative to its Lipper Performance Universe (“PU”)16 for the period ended July 31, 2011:

	Portfolio Return (%)	PU Median (%)	PU Rank
Taxable Multi-Sector Income Shares
Since Inception	5.19	3.10	8/22
(September 15, 2010)

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

15	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

16	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	51

Set forth below is the since inception net performance return of the Portfolio (in bold) versus its benchmark.17

Periods Ending July 31, 2011
Annualized Net Performance (%)
Since Inception (%)
Taxable Multi-Sector Income Shares	5.10
Barclays Capital US Aggregate ex Govt. Index	4.64
Inception Date: September 15, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

17	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2011.

52	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES •	55

NOTES

56	• ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

ALLIANCEBERNSTEIN TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMSIS-0151-0412

ANNUAL REPORT

AllianceBernstein

Tax-Aware Real Return Income Shares

April 30, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 20, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Tax-Aware Real Return Income Shares (the “Fund”) for the period since the Fund’s inception, May 2, 2011, through April 30, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The investment objective of the Fund is to maximize real after-tax return for investors subject to federal income taxation. The Fund pursues its objective by investing primarily in municipal securities that pay interest exempt from federal taxation and by using inflation protection derivatives instruments, such as inflation swap agreements, as described below. Municipal securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in fixed-income securities with any maturity or duration and investment grade bonds subject to taxation if the Adviser determines that they offer higher after-tax returns than comparable municipal bonds. While the Fund currently expects to invest principally in investment grade securities, the Fund may invest without limit in fixed-income securities that are not investment grade (“junk bonds”).

The Fund may make significant use of derivatives, including swaps, futures, options and forwards. To provide inflation protection, the Fund will enter into various kinds of inflation swap agreements. The Fund may use other inflation-protected instruments as well. Payments to the Fund pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal taxation. Because the Fund is expected to be a significant vehicle for Separately Managed Account investors to achieve inflation protection for some or all of their overall accounts, the Fund may at times seek a substantial amount of inflation protection and, consequently, may generate substantial taxable income. It is expected that the Fund’s primary use of derivatives will be for the purposes of inflation protection.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and certain types of mortgage related securities.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	1

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of the cash made available by TOBs and derivative instruments, such as interest rate swaps, to make other investments in accordance with its investment objective.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) 1-10 Year Treasury Inflation-Protection Securities (“TIPS”) Index, for the six-month period and the period since the Fund’s inception, through April 30, 2012. The Fund commenced operations on May 2, 2011.

The Fund outperformed its benchmark for the six-month period, but underperformed for the period since inception through April 30, 2012.

For the period since inception, the Fund underperformed as interest rates fell and municipal bonds underperformed U.S. Treasuries. Furthermore the Fund’s inflation hedges detracted from performance as the market’s expectation of inflation declined. The Fund invests in municipal bonds that are exempt from federal income tax and typically enters into derivatives, such as inflation swap agreements, in order to provide inflation protection. The result of this is generally less overall interest rate exposure.

For the six-month period, the most significant determinants of the Fund’s relative outperformance were: interest rates for municipals fell more than for U.S. Treasuries, and the hedges to inflation in the Fund outperformed as the market’s expectation of inflation increased.

The Fund utilized derivatives in the form of interest rate swaps, for hedging purposes, and this detracted from performance for both the six-month period and the period since inception through April 30, 2012. Total return swaps were used for hedging purposes and these added to performance for both periods. Consumer Price Index (“CPI”) Swaps were used for hedging purposes, and these added to performance for the six-month period and detracted for the period since inception.

Market Review and Investment Strategy

Volatility continued during the six-month period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. During the early part of 2012, stocks rose across the globe and corporate debt outperformed government debt. During the period since inception through April 30, 2012, municipal investors were generally well rewarded for assuming risk, regardless of whether it was interest rate or credit risk. The longest-maturity bonds performed best in the municipal market. In terms of credit risk, the lower the bond’s rating, the better the performance.

2	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

The Municipal Bond Investment Team (the “Team”) believes the Fund is well-positioned with respect to interest rate risk. The Team has avoided the longest maturity bonds and instead has focused buying on shorter-maturity bonds which capture most of these longest-maturity bonds’ yields without as much potential loss of principal if interest rates rise.

In the Team’s view, the extra yield for medium- and lower-credit quality bonds is still high by historical standards. Where possible, the Team has added to the Fund’s holdings of this type both to supplement the Fund’s income and to benefit overall performance when this extra yield, or credit spread, contracts.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2012, 17.48% of the Fund’s total investments were in insured bonds. There were no investments in pre-refunded/escrowed to maturity bonds as of that date.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC 1-10 Treasury Inflation-Protection Securities (“TIPS”) Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC 1-10 Year TIPS Index represents the performance of inflation-protection securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Derivatives Risk: The Fund’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Fund’s investment objective may not be successful.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	Since Inception*
AllianceBernstein Tax-Aware Real Return Income Shares	4.21%	5.74%

BC 1-10 Year TIPS Index	2.93%	6.96%

* Inception date: 5/2/2011.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

5/2/2011* TO 4/30/2012

*	Inception date: 5/2/2011.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Aware Real Return Income Shares from 5/2/2011* to 4/30/2012 as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

CUMULATIVE RETURNS AS OF APRIL 30, 2012
NAV Returns

6 Months	4.21%
Since Inception*	5.74%

SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

6 Months	2.98%
Since Inception*	5.00%

The prospectus fee table shows the fees and the total fund operating expenses as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

*	Inception Date: 5/2/2011.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,042.10	$0	0.00%
Hypothetical**	$1,000	$1,024.86	$0	0.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5.4

*	All data are as of April 30, 2012. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.3%
Long-Term Municipal Bonds – 86.9%
Alaska – 2.1%
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	$100	$111,966

California – 5.2%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	185	193,704
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2011C 5.00%, 5/01/22	80	91,111

		284,815

Florida – 11.9%
Broward Cnty FL Sch Brd COP 5.25%, 7/01/22	135	159,049
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/16	145	160,552
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	140	162,060
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	100	109,822
Jacksonville FL Sales Tax 5.00%, 10/01/23	50	56,654

		648,137

Georgia – 0.9%
Georgia Mun Elec Auth NPFGC Series A 5.25%, 1/01/14	45	48,391

Indiana – 3.1%
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	100	105,873
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/26	55	61,640

		167,513

10	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 1.4%
Louisiana Citizens Ppty Ins Corp. AMBAC 5.25%, 6/01/13	$70	$73,515

Maryland – 3.5%
Maryland GO 5.00%, 3/15/15	170	191,954

Massachusetts – 2.9%
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/26	140	158,323

New Jersey – 2.6%
New Jersey Trnsp Trust FD Auth (New Jersey Trnsp Trust Fund) NPFGC-RE 5.625%, 6/15/13	135	142,615

New York – 14.2%
Long Island Pwr Auth NY NPFGC Series 2006D 3.727%, 9/01/15(a)	100	102,707
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	185	218,685
New York St Dormitory Auth (New York St Pers Income Tax) 4.00%, 3/15/13	190	196,266
Series 2011C 5.00%, 3/15/25	50	59,446
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	190	196,462

		773,566

North Carolina – 3.9%
North Carolina Cap Impt Lease Series 2008A 5.00%, 5/01/26	185	209,498

Oregon – 3.0%
Tri-Cnty Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	140	164,059

Pennsylvania – 3.7%
Pennsylvania GO Series 2010A 5.00%, 5/01/13-7/15/13	155	162,751

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	$35	$37,907

		200,658

Puerto Rico – 4.4%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	120	129,485
Puerto Rico GO NPFGC 6.00%, 7/01/14	60	65,290
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	45	45,287

		240,062

Texas – 11.0%
Conroe TX ISD GO 5.00%, 2/15/24	180	214,731
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	100	116,296
Houston TX Util Sys Series 20011E 5.00%, 11/15/13	185	198,292
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	55	65,100

		594,419

Virginia – 7.5%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25	185	214,837
Virginia Lease Pub Fac Series 2003A 5.00%, 8/01/13	180	190,569

		405,406

Washington – 1.9%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	90	104,382

12	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 3.7%
Badger Tob Asset Sec Corp. WI 6.125%, 6/01/27 (Pre-refunded/ETM)	$200	$200,926

Total Long-Term Municipal Bonds (cost $4,527,243)		4,720,205

Short-Term Municipal Notes – 7.4%
Connecticut – 3.7%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2005 Y-3 0.22%, 7/01/35(b)	200	200,000

Mississippi – 3.7%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2010L 0.24%, 11/01/35(b)	200	200,000

Total Short-Term Municipal Notes (cost $400,000)		400,000

Total Municipal Obligations (cost $4,927,243)		5,120,205

CORPORATES - INVESTMENT GRADES – 4.4%
Financial Institutions – 2.2%
Banking – 1.7%
Bank of America Corp. 7.375%, 5/15/14	25	27,094
Capital One Financial Corp. 2.125%, 7/15/14	13	13,085
Citigroup, Inc. 6.00%, 12/13/13	25	26,396
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	25	26,192

		92,767

Finance – 0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27	27,468

		120,235

Industrial – 2.0%
Communications - Telecommunications – 0.5%
Verizon Communications, Inc. 5.25%, 4/15/13	25	26,119

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	$14	$15,171

Energy – 0.5%
ConocoPhillips 4.75%, 2/01/14	24	25,677

Industrial – 0.2%
Viacom, Inc. 1.25%, 2/27/15	14	14,028

Technology – 0.5%
Hewlett-Packard Co. 1.55%, 5/30/14	27	27,092

		108,087

Utility – 0.2%
Electric – 0.2%
Exelon Generation Co LLC 5.35%, 1/15/14	13	13,868

Total Corporates – Investment Grades (cost $239,129)		242,190

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.12%(c) (cost $21,282)	21,282	21,282

Total Investments – 99.1% (cost $5,187,654)		5,383,677
Other assets less liabilities – 0.9%		47,268

Net Assets – 100.0%		$5,430,945

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note C)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	BCIT3T	6,500,000	0.54%	$6,500	12/12/12	Barclays Bank PLC	$124,207

14	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$200	1/31/27	2.628%	CPI	#	$1,167
Deutsche Bank AG	2,300	6/2/13	2.094%	CPI	#	(6,874)
Deutsche Bank AG	700	6/30/14	1.998%	CPI	#	(1,773)
Deutsche Bank AG	800	7/21/14	2.155%	CPI	#	(6,956)
Deutsche Bank AG	300	6/20/21	2.655%	CPI	#	(4,539)
Deutsche Bank AG	200	9/7/21	2.400%	CPI	#	2,678
JPMorgan Chase Bank, N.A.	4,100	12/12/14	0.914%	3mth LIBOR		(20,824)
JPMorgan Chase Bank, N.A.	1,100	3/6/15	0.643%	3mth LIBOR		1,657
JPMorgan Chase Bank, N.A.	4,000	12/12/18	2.018%	3mth LIBOR		(98,428)
JPMorgan Chase Bank, N.A.	100	6/30/26	2.890%	CPI	#	(3,554)
JPMorgan Chase Bank, N.A.	200	7/21/26	2.935%	CPI	#	(9,931)
JPMorgan Chase Bank, N.A.	150	12/23/26	2.484%	CPI	#	4,129

						$(143,248)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of April 30, 2012.

(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Fund held 17.3% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

BCIT3T – Barclays Capital US Inflation Linked Bonds 1 to 10 Year

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

ISD – Independent School District

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PUD – Public Utility District

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,166,372)	$5,362,395
Affiliated issuers (cost $21,282)	21,282
Unrealized appreciation on total return swap contracts	124,207
Interest and dividends receivable	67,706
Unrealized appreciation on interest rate swap contracts	9,631

Total assets	5,585,221

Liabilities
Unrealized depreciation on interest rate swap contracts	152,879
Dividends payable	1,397

Total liabilities	154,276

Net Assets	$5,430,945

Composition of Net Assets
Shares of beneficial interest, at par	$5
Additional paid-in capital	5,224,847
Undistributed net investment income	17,003
Accumulated net realized gain on investment transactions	12,108
Net unrealized appreciation on investments	176,982

$5,430,945

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 522,650 common shares outstanding)	$10.39

See notes to financial statements.

16	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period May 2, 2011(a) to April 30, 2012

Investment Income
Interest	$107,566
Dividends—Affiliated issuers	90

Total investment income		$107,656

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		16,077
Swap contracts		(3,000)
Net change in unrealized appreciation/depreciation of:
Investments		196,023
Swap contracts		(19,041)

Net gain on investment transactions		190,059

Net Increase in Net Assets from Operations		$297,715

(a)	Commencement of operations .

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	May 2, 2011(a) to April 30, 2012
Increase in Net Assets from Operations
Net investment income	$107,656
Net realized gain on investment transactions	13,077
Net change in unrealized appreciation/depreciation of investments	176,982

Net increase in net assets from operations	297,715
Dividends and Distributions to Shareholders from
Net investment income	(90,653)
Net realized gain on investment transactions	(969)
Transactions in Shares of Beneficial Interest
Net increase	5,224,852

Total increase	5,430,945
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $17,003)	$5,430,945

(a)	Commencement of operations .

See notes to financial statements.

18	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offers four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares, AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares (the “Portfolio”). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Tax-Aware Real Return Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	19

Notes to Financial Statements

reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources

20	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$4,720,205		$	– 0	–	$4,720,205
Short-Term Municipal Notes		– 0	–	400,000			– 0	–	400,000
Corporates – Investment Grades		– 0	–	242,190			– 0	–	242,190
Short-Term Investments		21,282		– 0	–		– 0	–	21,282

Total Investments in Securities		21,282		5,362,395			– 0	–	5,383,677
Other Financial Instruments*:
Assets:
Total Return Swap Contracts		– 0	–	– 0	–		124,207		124,207
Interest Rate Swap Contracts		– 0	–	9,631			– 0	–	9,631
Liabilities:
Interest Rate Swap Contracts		– 0	–	(152,879)			– 0	–	(152,879)

Total		$21,282		$5,219,147			$124,207		$5,364,636

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Total Return Swap Contracts			Total
Balance as of 5/02/11(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		124,207			124,207
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Settlements		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/12		$124,207			$124,207

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	21

Notes to Financial Statements

	Total Return Swap Contracts	Total
Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$124,207	$124,207

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as

22	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the period ended April 30, 2012 is as follows:

Market Value May 2, 2011(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ – 0 –	$3,827	$3,806	$21	$	– 0 –	*

(a)	Commencement of operations.
*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$5,477,812	$641,732
U.S. government securities	508,887	509,162

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	23

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$5,187,654

Gross unrealized appreciation	$196,068
Gross unrealized depreciation	(45)

Net unrealized appreciation	$196,023

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

24	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended April 30, 2012, the Portfolio held interest rate swaps for hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the period ended April 30, 2012, the Portfolio held total return swaps for hedging purposes.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	25

Notes to Financial Statements

documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $144,415. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, an amount of $144,415 would be required to be posted by the Portfolio.

At April 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$ 9,631	Unrealized depreciation on interest rate swap contracts	$152,879

Equity contracts	Unrealized appreciation on total return swap contracts	124,207

Total		$ 133,838		$152,879

The effect of derivative instruments on the statement of operations for the period ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$ (3,000)		$ (143,248)

Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	124,207

Total		$(3,000)		$(19,041)

26	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

For eleven months of the period ended April 30, 2012, the average monthly notional amount of interest rate swaps was $11,031,818. For six months of the period, the average monthly notional amount of total return swaps was $6,500,000.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
	May 2, 2011(a) April 30, 2012	May 2, 2011(a) April 30, 2012

Shares sold	536,700	$5,367,398

Shares redeemed	(14,050)	(142,546)

Net increase	522,650	$5,224,852

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	27

Notes to Financial Statements

has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended April 30, 2012 was as follows:

2012
Distributions paid from:
Ordinary income	$21,596
Tax-exempt income	70,026

Total distributions paid	$91,622

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$36,958
Undistributed ordinary income	117,757
Unrealized appreciation/(depreciation)	52,775	(a)

Total accumulated earnings/(deficit)	$207,490	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of April 30, 2012, the Portfolio did not have any capital loss carryforwards.

During the current fiscal period, the Portfolio had no permanent differences that may affect undistributed net investment income, accumulated net realized gain on investment transactions, and additional paid-in capital.

NOTE G

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).

28	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notes to Financial Statements

The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

May 2, 2011(a) to April 30, 2012
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)	.21
Net realized and unrealized gain on investment transactions	.36

Net increase in net asset value from operations	.57

Less: Dividends and Distributions
Dividends from net investment income	(.18)
Distributions from net realized gain on investment transactions(c)	(.00)

Total dividends and distributions	(.18)

Net asset value, end of period	$ 10.39

Total Return
Total investment return based on net asset value(d)	5.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,431
Ratio to average net assets of:
Net investment income(e)	2.07%
Portfolio turnover rate	25%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Tax-Aware Real Return Income Shares:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Tax-Aware Real Return Income Shares (one of the series constituting AllianceBernstein Corporate Shares) (the “Fund”), including the portfolio of investments, as of April 30, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period May 2, 2011 (commencement of operations) through April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Tax-Aware Real Return Income Shares of AllianceBernstein Corporate Shares at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2011 (commencement of operations) through April 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2012

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	31

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable period ended April 30, 2012. For foreign shareholders, 1.45% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

32	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

2012 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Fred S. Cohen(2) , Vice President Robert “Guy” B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	33

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

34	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., ##, + 79 (2010)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, ## 70 (2010)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	35

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 68 (2010)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

36	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 64 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	37

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 60 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

38	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., ## 70 (2010)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007 until March 2009

Earl D. Weiner, ## 72 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	39

Management of the Fund

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating committee and the Independent Directors Committee.

†	Member of the Fair Value Pricing Committee.

40	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Management of the Fund

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Fred S. Cohen 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Robert “Guy” B. Davidson, III 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Wayne D. Godlin 51	Vice President	Senior Vice President of the Adviser** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2007.

Terrance T. Hults 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	41

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P., (the “Adviser”) and AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Tax-Aware Real Return Income Shares (the “Portfolio”).2

The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) or “wrap fee” clients. Since SMA clients pay their wrap program provider a unitary fee for managing all investments in their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money and on other leveraging methods.

The Portfolio’s investment objective is to maximize real after-tax return for investors subject to federal income taxes. The Portfolio will pursue its investment objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities.3 The Portfolio will seek inflation protection by entering into derivative transactions known as Consumer Price Index (“CPI”) swap agreements. The Portfolio expects to seek additional inflation protection by other means, such as entering into total return swaps involving Treasury Inflation Protected Securities (“TIPS”) and interest rate swaps.4 The Portfolio may utilize leverage by entering into tender option bond (“TOB”) transactions. While the Portfolio will have the right to make conventional bank borrowings to obtain leverage, the Adviser has no current intention of doing so.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with

1	It should be noted that the information in the Senior Officer’s fee evaluation was completed on January 21, 2011 and presented to the Board of Trustees on February 1-3, 2011.

2	Future references to the various Trust/Portfolio do not include “AllianceBernstein.”

3	These securities pay interest exempt from federal income tax. These securities may also pay interest that is subject to the federal alternative minimum tax.

4	Payments to the Portfolio pursuant to any swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation.

42	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the initial Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (1210). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. As previously mentioned, the Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients. Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money or alternative sources of leverage.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	43

The Portfolio will offer only one no-load class of shares, which will be distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). The Portfolio will not have a distribution plan pursuant to Rule 12b-1 under the 40 Act. Set forth below is the Portfolio’s anticipated annual operating expenses in percentages:

Annual Operating Expenses	%
Management Fees[5]	0.35%
Distribution Fees	0.00%
Other Expenses	0.00%
Fee Waiver / Reimbursements	-0.35%

Net Expenses	0.00%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	This amount reflects the portion of the wrap fee attributable to the management of the Portfolio. This amount also includes estimated operating expenses of the Portfolio that are paid by the Adviser.

44	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have a similar investment style as the Portfolio.6

Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolio, the Portfolio consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Portfolio will use derivatives with greater frequency than the institutional counterparts. Set forth below are the institutional fee schedules of the various institutional asset classes represented in the Portfolio. Also shown below are what would have been the effective advisory fees of the Portfolio had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets at $100 million:

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5 m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3 m	0.281%

The Adviser manages AllianceBernstein Municipal Bond Inflation Strategy, a retail mutual fund that has a similar investment style as the anticipated Portfolio.7 Set forth in the table below is the advisory fee schedule of the retail mutual fund

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The advisory fee schedule of Municipal Bond Inflation Strategy is consistent with the NYAG related High Income category advisory fee schedule. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	45

and what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	Effective Fee
Tax-Aware Real Return Income Shares	Municipal Bond Inflation Strategy	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

The Adviser has represented that there are no offshore funds or sub-advisory relationships managed by the Adviser that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fee arrangements of the Portfolio with those of other investment companies receiving similar services from other investment advisers.8 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all fund expenses, including management fees9 were reimbursed by the investment adviser.10

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser will utilize two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services to be provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

8	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Portfolio’s peers. The Portfolio’s EG includes the Portfolio, which is classified by Lipper as “General Municipal Debt”, two U.S. Mortgage Funds, one Treasury Inflation-Protected Securities (“TIPS”) Fund, two General Bond Funds, and two Global Income Funds.

9	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case the advisory contract provides for an advisory or management fee of zero.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

46	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio. A weighted average of the Adviser’s profitability in respect to the Portfolio’s SMA clients, in addition to any fund specific revenue or expense item, will be used to calculate the Portfolio’s profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio will not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study was originally published in 2002 based on 1997 data.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	47

consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of December 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser manages Municipal Bond Inflation Strategy, which has a similar investment style as the anticipated Portfolio, and the retail mutual fund’s 1, 3 month and since inception net performance returns as of December 31, 2010, along with the fund’s benchmark and Lipper average are set forth in the table below:

	Period Ending December 31, 2010 Annualized Net Performance (%)
	1 Month (%)	3 Month (%)	Since Inception (%)
Municipal Bond Inflation Strategy	-0.54	-0.91	0.36
Barclays Capital 1-10 Yr TIPS Index	-0.76	0.06	3.76
Lipper Intermediate Municipal Debt funds Average / # Funds	-1.45	-3.20	1.82
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 4, 2011

48	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	49

AllianceBernstein Family of Funds

NOTES

50	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

NOTES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	51

NOTES

52	• ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TARRIS-0151-0412

ANNUAL REPORT

AllianceBernstein

Municipal Income Shares

April 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 20, 2012

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Income Shares (the “Fund”) for the annual reporting period ended April 30, 2012. Please note, shares of this Fund are offered exclusively through registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”).

Investment Objective and Policies

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk. The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax (“AMT”) for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital (“BC”) Municipal Bond Index, for the six- and 12-month periods ended April 30, 2012.

The Fund outperformed its benchmark for the six- and 12-month periods ended April 30, 2012. For both periods, yield curve positioning and an overall overweight to lower-rated bonds were the largest contributor to returns.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	1

In addition, the Fund’s overweight of the healthcare and industrial sectors benefited performance over both periods. For the 12-month period, security selection detracted in the industrial and general obligation sectors, while it contributed in the special tax sector. For the six-month period, security selection detracted in the healthcare and general obligation sectors.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Volatility continued during the 12-month period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. During the early part of 2012, stocks rose across the globe and corporate debt outperformed government debt. During the 12-month period ended April 30, 2012, municipal investors were generally well rewarded for assuming risk, regardless of whether it was interest rate or credit risk. The longest-maturity bonds performed best in the municipal market. In terms of credit risk, the lower the bond’s rating, the better the performance.

The Municipal Bond Investment Team (the “Team”) believes the Fund is well-positioned with respect to interest rate risk. The Team has generally avoided long-maturity bonds and instead has focused buying on shorter-maturity bonds which capture most of these longest-maturity bonds’ yields without as much potential loss of principal if interest rates rise.

In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards.

Where possible, the Team has added to its holdings of this type both to supplement the Fund’s income and to benefit overall performance when this extra yield, or credit spread, contracts.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2012, 3.47% of the Fund’s total investments were in insured bonds. There were no investments in pre-refunded/escrowed to maturity bonds as of that date.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The generally investment-grade underlying credit quality of the insured municipal security may reduce the risk of a significant reduction in the value of the insured municipal security.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher in- come from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

out of these illiquid securities at an advantageous price. The Fund is subject to liquid- ity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227-4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Income Shares	9.62%	20.74%

BC Municipal Bond Index	5.50%	11.36%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/1/2010* TO 4/30/2012

*	Inception date: 9/1/2010.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Shares (from 9/1/2010* to 4/30/2012 as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gain distributions.

See Benchmark and Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
NAV Returns

1 Year	20.74%
Since Inception*	9.01%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

1 Year	20.48%
Since Inception*	8.01%

The prospectus fee table shows the fees and the total fund operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses or pays for Fund operating expenses. Participants in a wrap fee program eligible to invest in the Fund pay fees to the program sponsor and should review the wrap program brochure provided by the sponsor for a discussion of fees and expenses charged.

*	Inception date: 9/1/2010.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,096.20	$0.26	0.05%
Hypothetical**	$1,000	$1,024.61	$0.25	0.05%
*	Expenses equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $17.6

*	All data are as of April 30, 2012. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 104.8%
Long-Term Municipal Bonds – 94.6%
Alabama – 3.4%
Jefferson Cnty AL LT Sch Wts Series 2004A 5.00%, 1/01/24	$65	$62,549
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/39	125	128,444
Phenix City AL IDB (Meadwestvaco Corp.) Series 2002A 6.35%, 5/15/35	200	200,696
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	200	215,348

		607,037

Alaska – 0.6%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	100	105,688

Arizona – 3.8%
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	150	137,707
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	100	118,888
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	100	101,269
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	300	304,335

		662,199

California – 12.6%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	100	106,216
California ED Fac Auth (Univ of The Pacific) Series 2012A 5.00%, 11/01/42	100	107,426

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	$85	$96,212
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(a)	100	100,103
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	100	105,340
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	147,847
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(a)	100	107,942
Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47	165	122,235
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010B 5.00%, 5/15/31	300	328,851
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	100	117,421
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series A 5.00%, 8/01/30(b)	400	457,560
San Jose CA Arpt Series 2007A 5.00%, 3/01/37	100	100,418
Southern CA Logistics Arpt Auth Proj 5.00%, 12/01/36	100	60,218
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	200	150,122
Vernon CA Elec Sys Series 2012A 5.50%, 8/01/41	100	103,475

		2,211,386

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 3.5%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 5.00%, 11/15/17	$160	$183,938
Park Creek Met Dist CO 5.50%, 12/01/37	200	213,222
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	200	219,360

		616,520

District of Columbia – 1.9%
District of Columbia (American Society of Hematology) 5.00%, 7/01/42(b)	100	103,623
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	100	108,210
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	100	114,464

		326,297

Florida – 3.6%
Alachua Cnty FL Hlth Fac Auth (Terraces At Bonita Springs) 8.125%, 11/15/46	100	103,923
Capital Trust Agency FL (Million Air One) 7.75%, 1/01/41	100	107,073
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/21	185	201,374
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	100	115,987
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	100	105,864

		634,221

Georgia – 1.2%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.125%, 9/01/40	200	218,430

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Idaho – 1.2%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	$200	$219,708

Illinois – 4.7%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	100	100,018
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	100	95,274
Illinois Finance Auth (Navistar International Corp.) 6.50%, 10/15/40	100	108,227
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	100	97,906
Illinois Finance Auth (The Admiral at The Lake) Series 2010A 8.00%, 5/15/46	200	209,004
Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	100	108,517
Illinois GO 5.00%, 3/01/33	100	105,886

		824,832

Indiana – 2.7%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	200	203,440
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42(b)	260	270,489

		473,929

Kentucky – 0.6%
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.375%, 6/01/40	100	114,397

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Louisiana – 2.4%
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 6.00%, 10/01/44	$200	$220,512
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	200	207,172

		427,684

Massachusetts – 1.2%
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.50%, 1/01/13	205	205,025

Michigan – 4.3%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/31	120	130,735
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/32	200	213,428
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	130	102,015
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) NPFGC-RE 5.00%, 12/01/27	300	308,508

		754,686

Missouri – 0.6%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	100	104,739

Nebraska – 1.0%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc.) 5.00%, 9/01/42(b)	175	175,408

Nevada – 0.8%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	130	134,557

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.8%
New Jersey EDA (Continental Airlines) 6.25%, 9/15/29	$100	$100,445
6.40%, 9/15/23	100	100,333
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	100	104,699
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41	235	185,631

		491,108

New York – 3.1%
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(c)	190	215,236
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	100	81,597
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	100	102,620
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	100	103,701
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	50	42,113

		545,267

North Carolina – 0.5%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	100	87,404

Ohio – 3.0%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	225	174,983
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	210	212,066
Lorain Cnty OH Port Auth (United States Steel Corp.) 6.75%, 12/01/40	120	132,908

		519,957

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 3.7%
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45	$180	$184,903
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	200	225,034
Norristown PA Area SD COP 5.00%, 4/01/32(b)	100	100,391
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	130	135,611

		645,939

Puerto Rico – 2.9%
Puerto Rico Elec Pwr Auth Series 2012A 5.00%, 7/01/42(b)	225	224,638
Puerto Rico GO Series 2012A 5.00%, 7/01/41	180	177,809
Puerto Rico Pub Fin Corp. Series B 6.00%, 8/01/26	100	114,739

		517,186

Rhode Island – 1.5%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	150	156,867
Tobacco Settlement Fin Corp. RI (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	100	100,453

		257,320

South Carolina – 2.5%
South Carolina St Public Svc A 5.00%, 1/01/32(c)	400	438,188

South Dakota – 0.5%
Sioux Falls SD Hlth Fac (Dow Rummel Village) 5.00%, 11/15/26	100	93,707

Tennessee – 1.2%
Johnson City TN Hlth & Ed (Mountain States Health Alliance Auxiliar) 5.50%, 7/01/36	200	208,966

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 11.3%
Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	$200	$215,690
Central TX Regl Mobility Auth 6.00%, 1/01/41	120	132,061
Houston TX Arpt Sys Series 2012A 5.00%, 7/01/32	185	196,185
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(c)	400	465,180
Love Field Arpt Modernization Corp. TX (Southwest Airlines Co.) 5.25%, 11/01/40	135	139,388
North Texas Ed Fin Corp. (Uplift Education) Series A 5.125%, 12/01/42	100	100,661
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	200	204,488
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	200	233,068
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	200	229,918
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	75	81,513

		1,998,152

Utah – 2.4%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	100	105,614
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	100	106,213
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	100	105,326
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	100	105,398

		422,551

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 1.7%
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	$300	$205,113
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42(b)	100	102,735

		307,848

Washington – 7.4%
Washington St GO 5.00%, 7/01/24(c)	1,000	1,192,450
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27	140	118,866

		1,311,316

Total Long-Term Municipal Bonds (cost $15,828,469)		16,661,652

Short-Term Municipal Notes – 10.2%
Alabama – 1.7%
Mobile AL IDB (Exxon Mobil Corp.) 0.19%, 7/15/32(d)	300	300,000

Alaska – 1.7%
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993C 0.19%, 12/01/33(d)	300	300,000

Connecticut – 3.4%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-2 0.23%, 7/01/36(d)	300	300,000
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2005 Y-3 0.22%, 7/01/35(d)	300	300,000

		600,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 3.4%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 F 0.22%, 12/01/30(d)	$300	$300,000
Series 2009A 0.20%, 12/01/30(d)	300	300,000

		600,000

Total Short-Term Municipal Notes (cost $1,800,000)		1,800,000

Total Municipal Obligations (cost $17,628,469)		18,461,652

	Shares
SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(e) (cost $328,795)	328,795	328,795

Total Investments – 106.7% (cost $17,957,264)		18,790,447
Other assets less liabilities – (6.7)%		(1,184,796)

Net Assets – 100.0%		$17,605,651

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $208,045 or 1.2% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note G).

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Fund held 3.7% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Portfolio of Investments

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

SD – School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $17,628,469)	$18,461,652
Affiliated issuers (cost $328,795)	328,795
Receivable for shares of beneficial interest sold	1,101,448
Interest and dividends receivable	279,668

Total assets	20,171,563

Liabilities
Payable for floating rate notes issued*	1,285,000
Payable for investment securities purchased	1,261,646
Dividends payable	17,869
Interest payable	1,397

Total liabilities	2,565,912

Net Assets	$17,605,651

Composition of Net Assets
Shares of beneficial interest, at par	$17
Additional paid-in capital	16,965,123
Accumulated net realized loss on investment transactions	(192,672)
Net unrealized appreciation on investments	833,183

$17,605,651

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 1,677,179 common shares outstanding)	$10.50

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note G).

See notes to financial statements.

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2012

Investment Income
Interest	$673,762
Dividends—Affiliated issuers	173	$673,935

Expenses
Interest expense	5,737

Total expenses		5,737

Net investment income		668,198

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(62,369)
Net change in unrealized appreciation/depreciation of investments		1,476,618

Net gain on investment transactions		1,414,249

Net Increase in Net Assets from Operations		$2,082,447

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2012	September 1, 2010(a) to April 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$668,198	$319,898
Net realized loss on investment transactions	(62,369)	(130,303)
Net change in unrealized appreciation/depreciation of investments	1,476,618	(643,435)

Net increase (decrease) in net assets from operations	2,082,447	(453,840)
Dividends to Shareholders from
Net investment income	(668,198)	(319,898)
Transactions in Shares of Beneficial Interest
Net increase	6,772,872	10,192,268

Total increase	8,187,121	9,418,530
Net Assets
Beginning of period	9,418,530	– 0	–

End of period (including undistributed net investment income of $0 and $0, respectively)	$17,605,651	$9,418,530

(a)	Commencement of operations.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AllianceBernstein Corporate Income Shares, AllianceBernstein Municipal Income Shares (the “Portfolio”), AllianceBernstein Taxable Multi-Sector Income Shares and AllianceBernstein Tax-Aware Real Return Income Shares. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. AllianceBernstein Corporate Income Shares commenced operations on December 11, 2006. AllianceBernstein Municipal Income Shares commenced operations on September 1, 2010. AllianceBernstein Taxable Multi-Sector Income Shares commenced operations on September 15, 2010. AllianceBernstein Tax-Aware Real Return Income Shares commenced operations on May 2, 2011. This report relates only to AllianceBernstein Municipal Income Shares.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	23

Notes to Financial Statements

ask price is unavailable, AllianceBernstein L.P. will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$13,897,608		$2,764,044		$16,661,652
Short-Term Municipal Notes		– 0	–	1,800,000		– 0	–	1,800,000
Short-Term Investments		328,795		– 0	–	– 0	–	328,795

Total Investments in Securities		328,795		15,697,608		2,764,044		18,790,447
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total		$328,795		$15,697,608		$2,764,044		$18,790,447

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Long-Term Municipal Bonds			Total
Balance as of 4/30/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		3,448			3,448
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		179,987			179,987
Purchases		825,783			825,783
Sales		– 0	–		– 0	–
Transfers in to Level 3†		1,754,826			1,754,826
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/12		$2,764,044			$2,764,044

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*		$179,987			$179,987

†	Transferred out of Level 2 into Level 3 due to insufficient observable inputs.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	25

Notes to Financial Statements

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Portfolio’s operating expenses. The Portfolio is an integral part of separately managed accounts in wrap-fee programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Portfolio. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

The Portfolio has entered into a Distribution Agreement with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Portfolio does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. The Portfolio does not pay a fee for this service.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended April 30, 2012 is as follows:

Market Value April 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ – 0 –	$6,892	$6,563	$329	$	– 0 –	*

*	Amount is less than $500.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$7,242,956		$1,856,438
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$16,673,234

Gross unrealized appreciation	$863,622
Gross unrealized depreciation	(32,806)

Net unrealized appreciation	$830,816

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	27

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2012	September 1, 2010(a) to April 30, 2011		Year Ended April 30, 2012	September 1, 2010(a) to April 30, 2011

Shares sold	658,809	1,019,687		$6,786,551	$10,192,268

Shares redeemed	(1,317)	– 0	–	(13,679)	– 0	–

Net increase	657,492	1,019,687		$6,772,872	$10,192,268

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Portfolio

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolio’s income and distribution to shareholders. A decline in distributions would adversely affect the Portfolio’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

In a tender option bond transaction, the Portfolio may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note G to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2012 and April 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$8,792	$4,156
Tax-exempt income	659,406	315,742

Total distributions paid	$668,198	$319,898

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	29

Notes to Financial Statements

As of April 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$17,869
Accumulated capital and other losses	(190,305	)(a)
Unrealized appreciation/(depreciation)	830,816	(b)

Total accumulated earnings/(deficit)	$658,380	(c)

(a)

On April 30, 2012, the Portfolio had a net capital loss carryforward of $190,000. At April 30, 2012, the Portfolio had a post-October short-term capital loss deferral of $305, which is deemed to arise on May 1, 2012.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of April 30, 2012, the Portfolio had a net capital loss carryforward of $190,000 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 184,725	$5,275	No expiration

During the current fiscal year, the Portfolio had no permanent differences that may affect undistributed net investment income, accumulated net realized loss on investment transactions, and additional paid-in capital.

NOTE G

Floating Rate Notes Issued in Connection with Securities Held

The Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Notes to Financial Statements

the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP disclosure requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolio’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolio’s expense ratio. At April 30, 2012, the amount of the Portfolio’s Floating Rate Notes outstanding was $1,285,000 and the related interest rate was 0.25% to 0.27%.

The Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Portfolio’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE H

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30, 2012	September 1, 2010(a) to April 30, 2011
Net asset value, beginning of period	$ 9.24	$ 10.00

Income From Investment Operations
Net investment income(b)	.59	.32
Net realized and unrealized gain (loss) on investment transactions	1.27	(.77)

Net increase (decrease) in net asset value from operations	1.86	(.45)

Less: Dividends
Dividends from net investment income	(.60)	(.31)

Net asset value, end of period	$ 10.50	$ 9.24

Total Return
Total investment return based on net asset value(c)	20.74%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,606	$9,419
Ratio to average net assets of:
Expenses	.05%	.02	%(d)
Expenses, excluding interest expense	.00%	.00	%(d)
Net investment income	6.06%	5.03	%(d)
Portfolio turnover rate	17%	14%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Corporate Shares and Shareholders of AllianceBernstein Municipal Income Shares:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Municipal Income Shares (one of the series constituting AllianceBernstein Corporate Shares) (the “Fund”), including the portfolio of investments, as of April 30, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended and the period September 1, 2010 (commencement of operations) through April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Municipal Income Shares of AllianceBernstein Corporate Shares at April 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the period September 1, 2010 (commencement of operations) through April 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 26, 2012

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	33

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert “Guy” B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, # 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	35

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., ##, + 79 (2010)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, ## 70 (2010)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 68 (2010)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, ## 76 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	37

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, ## 64 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 60 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

Marshall C. Turner, Jr., ## 70 (2010)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007 until March 2009

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	39

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, ## 72 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

Management of the Fund

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Robert “Guy” B. Davidson, III 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Wayne D. Godlin 51	Vice President	Senior Vice President of the Adviser** since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2007.

Terrance T. Hults 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	41

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Municipal Income Shares (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee (zero) for the Portfolio was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Portfolio is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Portfolio, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Portfolio’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Portfolio as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Portfolio, and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Portfolio or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Portfolio and in paying its ordinary expenses. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type.

The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio. The trustees recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including, in the case of the Portfolio, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The trustees noted that the Adviser’s relationship with the Portfolio (September 2010 inception) was not profitable to it in 2010.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	43

Fall-Out Benefits

The trustees considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio. The trustees noted that the Adviser is compensated by the Sponsors. The trustees understood that the Adviser might also derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Portfolio as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Portfolio’s performance as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the since inception period ended July 31, 2011 (September 2010 inception). The trustees noted that the Portfolio was in the 1st quintile of the Performance Universe and that it outperformed the Index. Based on their review, the trustees concluded that the Portfolio’s performance was satisfactory.

Advisory Fees

The trustees considered the advisory fee rate paid by the Portfolio to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families used in wrap fee programs similar to that of the Portfolio. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Portfolio. The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the trustees acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Portfolio to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Portfolio (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Portfolio level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

The Adviser informed the trustees that there were no institutional products managed by it that have a substantially similar investment style. The trustees reviewed the relevant fee information from the Adviser’s Form ADV. The trustees recognized that such information was of limited utility in light of the Portfolio’s unusual fee arrangement. The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolio relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, and the unusual fee structure for the other portfolios of the Fund and the Portfolio, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

Since the Portfolio does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolio and the Portfolio’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Municipal Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Trustees on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.”

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Portfolio is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients.4 Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2011 are set forth below:

Portfolio	09/30/11 Net Assets ($MM)
Municipal Income Shares	$10.4

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of

3	Jones v. Harris at 1427.

4	The SMA clients currently employ the Adviser as one of several investment managers, and compensate the Adviser on the basis of all SMA assets managed, which would include assets of Corporate Income Shares.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	47

2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio to the fees charged to other investment

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

companies for similar services by other investment advisers.6,7 Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all of their fund expenses, including management fees,8 were reimbursed by their respective investment advisers.

As previously noted, the Portfolio does not pay an advisory fee to the Adviser since its SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolios. In addition, the Adviser reimburses the Portfolio for all of its operating expenses, except certain extraordinary expenses, taxes, brokerage costs and interest on borrowed money.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The Adviser’s profitability with respect to the Portfolio, which was negative in 2010, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense items.

6	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

7	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Portfolio’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Portfolio’s EG includes the Portfolio, which is classified by Lipper as “General Municipal Debt”, two BBB-rated Corporate Debt funds, one Multi-sector Income fund, one Short-intermediate Investment Grade fund, two U.S. Mortgage funds, three General Bond funds, one TIPS fund and two Global Income funds.

8	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case, the advisory contract provides for an advisory or management fee of zero.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	49

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,9 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family

9	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

size) with the Board of Trustees.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $402 billion as of September 30, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below, prepared by Lipper, shows the since inception gross performance returns of the Portfolio relative to its Lipper Performance Universe (“PU”)13 for the period ended July 31, 2011:

	Portfolio Return (%)	PU Median (%)	PU Rank
Municipal Income Shares
Since Inception	1.63	0.75	6/35
(September 1, 2010)

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

13	The Portfolio’s PU includes peers with the same Lipper investment classification/objective and load type as the Portfolio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	51

Set forth below is the since inception net performance return of the Portfolio (in bold)14 versus its benchmark.15

Periods Ending July 31, 2011 Annualized Net Performance (%)
Since Inception (%)
Municipal Income Shares	1.87
Barclays Capital Municipal Bond Index	1.00
Inception Date: September 1, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

14	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio. The performance returns of the Portfolio were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

15	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2011.

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN TAX-AWARE REAL RETURN INCOME SHARES •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	55

NOTES

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	57

NOTES

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES •	59

NOTES

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

ALLIANCEBERNSTEIN MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIS-0151-0412

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2011	$32,500	$—	$10,555
	2012	$32,500	$326	$11,475

AB Taxable Multi-Sector Income Shares	2011	$24,375	$—	$10,731
	2012	$32,500	$326	$12,077

AB Municipal Income Shares	2011	$23,468	$—	$10,731
	2012	$31,290	$326	$11,699

Tax-Aware Real Return Shares	2011	N/A		N/A
	2012	$23,470	$326	$10,732

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2011	$721,174	$10,555
			$—
			$(10,555)
	2012	$638,765	$11,801
			$(326)
			$(11,475)

AB Taxable Multi-Sector Income Shares	2011	$728,127	$10,731
			$—
			$(10,731)
	2012	$639,367	$12,403
			$(326)
			$(12,077)

AB Municipal Income Shares	2011	$728,127	$10,731
			$—
			$(10,731)
	2012	$638,989	$12,025
			$(326)
			$(11,699)

AB Tax-Aware Real Return Shares	2011	N/A	N/A
			N/A
			N/A
	2012	$638,022	$11,058
			$(326)
			$(10,732)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	June 22, 2012